UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

________________

SCHEDULE 14A

________________

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to Section 240.14a-12

ADIAL PHARMACEUTICALS, INC.
(Name of Registrant as Specified in Its Charter)

_________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (check the appropriate box):

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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

4870 Sadler Road, Suite 300
Glen Allen, Virginia 23060

September 26, 2024

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Adial Pharmaceuticals, Inc.:

We hereby notify you that the 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) of Adial Pharmaceuticals, Inc., a Delaware corporation (the “Company”), will be held on November 12, 2024 beginning at 8:30 a.m., local time, at 675 Peter Jefferson Parkway, Suite 160, Charlottesville, VA 22911, for the following purposes:

(1)    to elect the two (2) nominees for Class III directors named in the accompanying proxy statement to our Board of Directors (the “Board” or “Board of Directors”), each to serve a three-year term expiring at the 2027 annual meeting of stockholders and until such director’s successor is duly elected and qualified;

(2)    to ratify the appointment of Marcum LLP as our independent registered public accounting firm for our fiscal year ending on December 31, 2024;

(3)    to approve an amendment to our 2017 Equity Incentive Plan to increase the number of shares of common stock that we will have authority to grant under the plan from 500,000 to 2,000,000;

(4)    to approve, on an advisory basis, the compensation of our named executive officers, as disclosed in this proxy statement;

(5)    to approve, on an advisory basis, a frequency for holding an advisory vote on executive compensation; and

(6)    to transact such other business as may properly come before the meeting or any adjournments or postponements of the meeting.

The matters listed in this notice of meeting are described in detail in the accompanying proxy statement. Our Board of Directors has fixed the close of business on September 26, 2024 as the record date for determining those stockholders who are entitled to notice of and to vote at the meeting or any adjournment or postponement of our 2024 Annual Meeting. The list of the stockholders of record as of the close of business on September 26, 2024 will be made available for inspection at the meeting and will be available for the ten days preceding the meeting at the Company’s offices located at 4870 Sadler Road, Suite 300, Glen Allen, Virginia 23060.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 12, 2024

On or about October 3, 2024, we will begin mailing this proxy statement, together with our Annual Report on Form 10-K for the year ended December 31, 2023 and our recast financial information and related disclosures included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which are not a part of our proxy solicitation materials.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE SUBMIT A PROXY TO HAVE YOUR SHARES VOTED AS PROMPTLY AS POSSIBLE BY USING THE INTERNET, OR BY SIGNING, DATING AND RETURNING BY MAIL THE PROXY CARD ENCLOSED WITH THE PROXY MATERIALS. IF YOU DO NOT RECEIVE THE PROXY MATERIALS IN PRINTED FORM AND WOULD LIKE TO SUBMIT A PROXY BY MAIL, YOU MAY REQUEST A PRINTED COPY OF THE PROXY MATERIALS (INLCUDING THE PROXY) AND SUCH MATERIALS WILL BE SENT TO YOU.

By order of the Board of Directors,
/s/ Cary J. Claiborne
Cary J. Claiborne Chief Executive Officer, President and Director

i

4870 Sadler Road, Suite 300
Glen Allen, Virginia 23060

PROXY STATEMENT

For the Annual Meeting of Stockholders to be held on November 12, 2024

GENERAL INFORMATION

We are providing these proxy materials to holders of shares of common stock, $0.001 par value per share, of Adial Pharmaceuticals, Inc., a Delaware corporation (referred to as “Adial,” the “Company,” “we,” or “us”), in connection with the solicitation by the Board of Directors (the “Board” or “Board of Directors”) of Adial of proxies to be voted at our 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting” or the “Annual Meeting”) to be held on November 12, 2024, beginning at 8:30 a.m., local time at 675 Peter Jefferson Parkway, Suite 160, Charlottesville, VA 22911, and at any adjournment or postponement of our 2024 Annual Meeting.

The purpose of the 2024 Annual Meeting and the matters to be acted on are stated in the accompanying Notice of Annual Meeting. The Board of Directors knows of no other business that will come before the 2024 Annual Meeting.

Our Board of Directors is soliciting votes (1) FOR each of the two (2) nominees for Class III directors named herein for election to our Board of Directors; (2) FOR the ratification of the appointment of Marcum LLP (“Marcum”) as our independent registered public accounting firm for our fiscal year ending on December 31, 2024; (3) FOR the approval of an amendment to our 2017 Equity Incentive Plan to increase the number of shares of common stock that we will have authority to grant under the plan from 500,000 to 2,000,000; (4) FOR the approval, on an advisory basis, of the compensation of our named executive officers, as disclosed in this proxy statement; and (5) for the approval, on an advisory basis, of the frequency for holding an advisory vote on executive compensation.

On or about October 3, 2024, we will begin mailing this proxy statement, together with our Annual Report on Form 10-K for the year ended December 31, 2023 and our recast financial information and related disclosures included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which are not a part of our proxy solicitation materials.

ANNUAL MEETING ADMISSION

All stockholders as of the record date are welcome to attend the 2024 Annual Meeting. If you attend, please note that you will be asked to present government-issued identification (such as a driver’s license or passport) and evidence of your share ownership of our common stock on the record date. This can be your proxy card if you are a stockholder of record. If your shares are held beneficially in the name of a bank, broker or other holder of record and you plan to attend the 2024 Annual Meeting, you will be required to present proof of your ownership of our common stock on the record date, such as a bank or brokerage account statement and voting instruction card, to be admitted to the 2024 Annual Meeting.

No cameras, recording equipment or electronic devices will be permitted in the 2024 Annual Meeting.

HOW TO VOTE

Stockholders of Record

If your shares are registered directly in your name with Adial’s transfer agent, VStock Transfer, LLC, you are considered the “stockholder of record” of those shares and this proxy statement is being sent directly to you by Adial. If you are a stockholder of record, you can vote your shares in one of two ways: either by proxy or in person at the 2024 Annual Meeting. If you choose to have your shares voted by proxy, you may submit a proxy by using the internet (please visit http://www.vstocktransfer.com/proxy if you are a record holder and follow the instructions), or by completing and returning by mail the proxy card you have received. Whichever method you use, each valid proxy received in time will be voted at the 2024 Annual Meeting in accordance with your instructions.

Submit a Proxy by Mail

If you choose to submit a proxy by mail, simply mark, date and sign your proxy card and return it in the postage-paid envelope provided.

Submit a Proxy by Internet

If you are a record holder and choose to submit a proxy by internet, go to http://www.vstocktransfer.com/proxy to complete an electronic proxy card. Have your proxy card or voting instruction card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. Your internet vote must be received by 11:59 p.m. Eastern Daylight Time on November 11, 2024 to be counted.

Submit a Proxy at the 2024 Annual Meeting

Submitting a proxy by mail or internet will not limit your right to vote at the 2024 Annual Meeting if you decide to attend in person.

Beneficial Owners of Shares Held in Street Name

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name, and this proxy statement is being forwarded to you by your broker, bank or nominee, who is considered the stockholder of record of those shares. If you are a beneficial holder and choose to submit a proxy by internet, go to the website indicated on the proxy you receive from your broker, bank, or nominee. As a beneficial owner, you have the right to direct your broker, bank or nominee on how to vote the shares held in your account. However, since you are not a stockholder of record, you may not vote these shares in person at the 2024 Annual Meeting unless you bring with you a legal proxy from the stockholder of record. A legal proxy may be obtained from your broker, bank or nominee. If you do not wish to vote in person or you will not be attending the 2024 Annual Meeting, you may instruct your broker, bank or nominee to vote your shares pursuant to voting instructions you will receive from your broker, bank or nominee describing the available processes for voting your stock.

ADDITIONAL INFORMATION ABOUT VOTING

Q:     What information is contained in this proxy statement?

A:     The information included in this proxy statement relates to the proposals to be voted on at the 2024 Annual Meeting, the voting process, the compensation of our directors and executive officers, and other required information.

Q:     How do I get electronic access to the proxy materials?

A:     This proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2023 are available at www.adial.com.

Q:     What items of business will be voted on at the 2024 Annual Meeting?

A:     The five (5) items of business scheduled to be voted on at the 2024 Annual Meeting are: (1) the election of the two (2) Class III nominees named herein as directors; (2) the ratification of the appointment of Marcum as our independent registered public accounting firm for our fiscal year ending on December 31, 2024; (3) the approval of an amendment to our 2017 Equity Incentive Plan to increase the number of shares of common stock that we will have authority to grant under the plan from 500,000 to 2,000,000; (4) the approval, on an advisory basis, of the compensation of our named executive officers, as disclosed in this proxy statement; and (5) the approval, on an advisory basis, of the frequency for holding a vote on executive compensation. We will also consider any other business that properly comes before the 2024 Annual Meeting.

Q:     How does the Board of Directors recommend that I vote?

A:     The Board of Directors recommends that you vote your shares (1) FOR each of the two (2) Class III nominees named herein for election to our Board of Directors; (2) FOR the ratification of the appointment of Marcum as our independent registered public accounting firm for our fiscal year ending on December 31, 2024; (3) FOR the approval of an amendment to our 2017 Equity Incentive Plan to increase the number of shares of common stock that we will have authority to grant under the plan from 500,000 to 2,000,000; (4) FOR the approval, on an advisory basis, of the compensation of our named executive officers, as disclosed in this proxy statement; and (5) for the approval, on an advisory basis, of THREE YEARS as the frequency for holding an advisory vote on executive compensation.

Q:     What shares can I vote?

A:     You may vote or cause to be voted all shares owned by you as of the close of business on September 26, 2024 (the “Record Date”). These shares include: (1) shares held directly in your name as a stockholder of record; and (2) shares held for you, as the beneficial owner, through a broker or other nominee, such as a bank.

Q:     What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:     Most of our stockholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Record Holder.    If your shares are registered directly in your name on the books of Adial maintained with Adial’s transfer agent, VStock Transfer, LLC, you are considered the “record holder” of those shares, and this proxy statement is sent directly to you by Adial. As the stockholder of record, you have the right to grant your voting proxy directly or to directly vote in person at the 2024 Annual Meeting.

Beneficial Owner of Shares Held in Street Name.    If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name (also called a “street name” holder), and this proxy statement is forwarded to you by your broker, bank or other nominee. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares held in your account. However, since you are not a stockholder of record, you may not vote these shares in person at the 2024 Annual Meeting unless you bring with you a legal proxy from the stockholder of record. A legal proxy may be obtained from your broker, bank or nominee. If you do not wish to vote in person or you will not be attending the 2024 Annual Meeting, instruct your broker, bank or nominee to vote your shares pursuant to voting instructions you will receive from your broker, bank or nominee describing the available processes for voting your stock.

If you hold your shares through a broker and you do not give instructions to your broker on how to vote, your broker will be entitled to vote your shares in its discretion on certain matters considered routine, such as the ratification of the appointment of independent auditors. The uncontested election of directors, the approval of the amendment to the 2017 Equity Incentive Plan, and the advisory votes on executive compensation and the frequency of holding a vote on executive compensation are not considered routine matters. Therefore, brokers do not have the discretion to vote on those non-routine proposals. If you hold your shares in street name and you do not instruct your broker how to vote in these matters not considered routine, no votes will be cast on your behalf. These “broker non-votes” will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but not as shares entitled to vote on non-routine proposals.

Q:     Can I change my vote or revoke my proxy?

A:     You may change your vote or revoke your proxy at any time before the final vote at the 2024 Annual Meeting. To change your vote or revoke your proxy if you are the record holder, you may (1) notify our Corporate Secretary in writing at Adial Pharmaceuticals, Inc., 4870 Sadler Road, Suite 300, Glen Allen, Virginia 23060; (2) submit a later-dated proxy (either by mail or internet), subject to the voting deadlines that are described on the proxy card or voting instruction form, as applicable; (3) deliver to our Corporate Secretary another duly executed proxy bearing a later date; or (4) by appearing at the 2024 Annual Meeting in person and voting your shares. Attendance at the meeting will not, by itself, change or revoke a proxy unless you specifically so request.

For shares you hold beneficially, you may change or revoke your vote by following instructions provided by your broker, bank or nominee.

Q:     Who can help answer my questions?

A:     If you have any questions about the 2024 Annual Meeting or how to vote or revoke your proxy, or you need additional copies of this proxy statement or voting materials, you should contact the Corporate Secretary, Adial Pharmaceuticals, Inc., at 4870 Sadler Road, Suite 300, Glen Allen, Virginia 23060 or by phone at (804) 487-8196.

Q:     What is the voting requirement to approve each of the proposals?

A:

Proposal	Vote Required	Voting Options	Effect of Abstentions (or the Withholding of Authority)	Effect of Broker Non-Votes
Proposal 1: Election of Directors	Plurality — the two (2) director nominees who receive the most “FOR” votes will be elected to serve on the Board	“FOR” “WITHELD”	No effect	No effect
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter is required.	“FOR” “AGAINST” “ABSTAIN”	Counts as a vote “AGAINST” this proposal.	Not applicable
Proposal 3: Stock Incentive Plan Increase Proposal	The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter is required.	“FOR” “AGAINST” “ABSTAIN”	Counts as a vote “AGAINST” this proposal.	No effect

Proposal	Vote Required	Voting Options	Effect of Abstentions (or the Withholding of Authority)	Effect of Broker Non-Votes
Proposal 4: Say-on-Pay Proposal

The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter is required to approve, on an advisory basis, the compensation of the named executive officers.

		“FOR” “AGAINST” “ABSTAIN”	Counts as a vote “AGAINST” this proposal.	No effect
Proposal 5: Say-on-Frequency Proposal	The frequency receiving the highest number of votes will be the frequency for holding an advisory vote on executive compensation recommended by our stockholders.	“1 YEAR” “2 YEARS” “3 YEARS” “ABSTAIN”	No effect	No effect

Your shares will be voted in accordance with your instructions. If you are a stockholder of record and sign, date and return a proxy card but do not indicate how you wish to vote your shares, the appointed proxies named on the proxy card will vote your shares FOR each of the nominees with respect to Proposal 1, FOR Proposals 2, 3 and 4, for the approval, on an advisory basis, of THREE-YEARS as the frequency for holding an advisory vote on executive compensation in Proposal 5, and in the discretion of the appointed proxy named on the proxy card with respect to any other business properly brought before the 2024 Annual Meeting. If you are a beneficial owner please follow the instructions provided to you by your broker, bank or other nominee.

Q:     What is a quorum and why is it necessary?

A:     Conducting business at the meeting requires a quorum. The presence, either in person or by proxy, of holders of 33.4% of the outstanding shares of stock entitled to vote on September 26, 2024 are necessary to constitute a quorum. Abstentions are treated as present for purposes of determining whether a quorum exists. Your shares will be counted towards the quorum only if you submit a valid proxy (or in the case of a beneficial owner, one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the 2024 Annual Meeting. Broker non-votes (which result when your shares are held in “street name” and you do not tell the nominee how to vote your shares on a matter for which the broker does not have discretionary authority to vote the shares) are treated as present for purposes of determining whether a quorum is present at the meeting. If there is no quorum, the chairperson of the meeting or the holders of a majority of the shares represented at the meeting may adjourn the meeting to another date.

Q:     What should I do if I receive more than one proxy statement?

A:     You may receive more than one proxy statement. For example, if you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy statement. Please follow the voting instructions on all of the proxy statements to ensure that all of your shares are voted.

Q:     Where can I find the voting results of the 2024 Annual Meeting?

A:     We intend to announce voting results at the 2024 Annual Meeting and publish final results in a Current Report on Form 8-K, which we expect will be filed within four (4) business days of the 2024 Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four (4) business days after the 2024 Annual Meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four (4) business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

Q:     What happens if additional matters are presented at the 2024 Annual Meeting?

A:     Other than the five (5) items of business described in this proxy statement, we are not aware of any other business to be acted upon at the 2024 Annual Meeting. If you grant a proxy, the persons named as proxy holders, Mr. Cary J. Claiborne, our Chief Executive Officer, and Mr. Joseph Truluck, our Chief Financial Officer, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of our nominees are not available as a candidate for director, the persons named as proxy holders will vote your proxy for any one or more other candidates nominated by the Board of Directors.

Q:     How many shares are outstanding and how many votes is each share entitled?

A:     Each share of our common stock that is issued and outstanding as of the close of business on September 26, 2024, the Record Date, is entitled to be voted on all items being voted on at the 2024 Annual Meeting, with each share being entitled to one vote on each matter. As of the Record Date, 6,405,781 shares of common stock were issued and outstanding.

Q:     Who will count the votes?

A:     One or more inspectors of election will tabulate the votes.

Q:     Is my vote confidential?

A:     Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, either within Adial or to anyone else, except: (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the vote; or (3) to facilitate a successful proxy solicitation.

Q:     Who will bear the cost of soliciting votes for the 2024 Annual Meeting?

A:     The Board of Directors is making this solicitation on behalf of Adial, which will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials. Certain of our directors, officers, and employees, without any additional compensation, may also solicit your vote in person, by telephone, or by electronic communication. On request, we will reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders. In addition to the use of the mail, proxies may be solicited by personal interview, telephone, telegram, facsimile and advertisement in periodicals and postings, in each case by our directors, officers and employees without additional compensation.

Q:     When are stockholder proposals and director nominations due for next year’s Annual Meeting?

A:     To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by May 29, 2025, to the attention of the Corporate Secretary of Adial Pharmaceuticals, Inc. at 4870 Sadler Road, Suite 300, Glen Allen, Virginia 23060 and you must comply with all applicable requirements of Rule 14a-8 (“Rule 14a-8”) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Stockholders of record may also submit a proposal (including a director nomination) in accordance with Adial’s amended and restated bylaws (the “Bylaws”), which contain additional requirements about advance notice of stockholder proposals and director nominations. Generally, timely notice of any director nomination or other proposal that any stockholder intends to present at the 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”), but does not intend to have included in the proxy materials prepared by the Company in connection with the 2025 Annual Meeting, must be delivered in writing to the Corporate Secretary at the address above no later than the 90th day nor earlier than the 120th day before the first anniversary of the prior year’s meeting. However, if we hold the 2025 Annual Meeting on a date that is not within 30 days before or after such anniversary date, we must receive the notice not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of the 2025 Annual Meeting is first made by us. See “STOCKHOLDER PROPOSALS FOR THE 2025 ANNUAL MEETING” elsewhere in this proxy statement for additional information regarding stockholder proposals and director nominations at our 2025 Annual Meeting. In addition to satisfying the foregoing requirements, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than September 13, 2025. If such meeting date is changed by more than 30 days, then notice pursuant to Rule 14a-19 must be provided by the later of 60 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public announcement of the date of the annual meeting is first made.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Board of Directors currently consists of six (6) directors and pursuant to the terms of our certificate of incorporation, our Board of Directors is divided into three classes, designated Class I, Class II and Class III. Each class will consist, as nearly as may be possible, of one third of the total number of directors constituting the entire Board of Directors. Each class serves for three years, with the terms of office of the respective classes expiring in successive years. The six (6) members of our Board of Directors are: J. Kermit Anderson, Cary J. Claiborne, Robertson H. Gilliland, Tony Goodman, Kevin Schuyler (Chairman of the Board), and James W. Newman. Our Board of Directors is currently divided into three classes as follows:

•        Class I, which consists of Kevin Schuyler and Tony Goodman and will stand for election at the 2025 Annual Meeting;

•        Class II, which consists of Cary J. Claiborne and Robertson H. Gilliland and will stand for election at the 2026 Annual Meeting of Stockholders; and

•        Class III, which consists of J. Kermit Anderson and James W. Newman, Jr. and will stand for election at the 2024 Annual Meeting.

Our Board of Directors proposed that each of the two (2) Class III nominees named below, each of whom is currently serving as a director in Class III, be elected as a Class III director for a three-year term expiring at the 2027 annual meeting of stockholders and until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification, or removal. Each of the nominees have consented to being named in this proxy statement and to serve as a director if elected.

Messrs. Anderson and Newman have been nominated by our Nominating and Corporate Governance Committee and Board of Directors for the election as Class III directors. The Board of Directors believes that it is in the best interests of our company to elect the above-described Class III director nominees, each to serve as a director until the 2027 annual meeting of stockholders and until his successor shall have been duly elected and qualified. The Board believes that each of the nominees is highly qualified to serve as a member of the Board of Directors and each has contributed to the mix of skills, core competencies and qualifications of the Board of Directors. When evaluating candidates for election to the Board of Directors, the Nominating and Corporate Governance Committee seeks candidates with certain qualities that it believes are important, including diversity of experience, skills, expertise, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, conflicts of interest, those criteria and qualifications described in each director’s biography below and such other relevant factors that the Nominating and Corporate Governance Committee considers appropriate in the context of the needs of the Board of Directors.

The Nominating and Corporate Governance Committee also will consider nominees recommended by our stockholders. The Nominating and Governance Committee does not distinguish between nominees recommended by our stockholders and those recommended by other parties. The Nominating and Governance Committee evaluates the suitability of potential nominees, taking into account the current board composition, including expertise, diversity and the balance of inside and independent directors. The Nominating and Governance Committee does not have a set policy or process for considering diversity in identifying nominees, but endeavors to establish a diversity of background and experience in a number of areas of core competency, including business judgment, management, accounting, finance, knowledge of our industry, strategic vision, research and development and other areas relevant to our business.

Shares represented by proxies will be voted “FOR” the election of the two (2) nominees (Messrs. Anderson and Newman), unless the proxy is marked to withhold authority to so vote. All of the nominees have consented to being named in this proxy statement and to serve as a director if elected. At the time of the 2024 Annual Meeting, if any of the nominees named below is not available to serve as director (an event that the Board of Directors does not currently have any reason to anticipate), all proxies may be voted for any one or more other persons that the remaining directors of the Board of Directors designate in their place and it is the intention of the persons named as proxies to vote all shares of common stock for which they have been granted a proxy for the election of each of such replacement nominees. Proxies may not be voted for more than two directors. Stockholders may not cumulate votes for the election of directors.

THE NOMINEES

Set forth below are our two (2) director nominees, their respective ages and positions as of the date of this proxy statement, the year in which each first became a director and the year in which their terms as director expire assuming they are re-elected at the 2024 Annual Meeting:

Director Nominees	Age	Position(s) Held	Director Since	Term Expires if re-elected
J. Kermit Anderson	74	Director	2015	2027
James W. Newman, Jr.	81	Director	2014	2027

Class III Directors

J. Kermit Anderson, Director

J. Kermit Anderson has served as a director since February 2015. He has served as the VP and Chief Financial Officer at Cumberland Development Co. since 2007. Cumberland is a privately held company which evaluates and oversees investments in minerals exploration, life sciences, and real estate for a family office. Mr. Anderson has over forty years of experience in financial and development roles for a number of companies. He holds widely diversified experience in financial planning and reporting, accounting, forecasting, pricing, GAAP reporting and contract negotiations including benefits and compensation. His career is split almost equally between public and private companies including major sales and acquisitions. He has held various positions in energy businesses including Massey Energy, AMVEST and Cumberland Resources Corporation working on the sale of the companies for the last two roles. Mr. Anderson has worked extensively on startups for Massey and AMVEST including the move to a new business area with AMVEST. He received his BS -BA from West Virginia University in 1972.

We selected Mr. Anderson to serve on our board of directors because he brings extensive industry experience in corporate development and finance. His prior service with other public companies provides experience related to good corporate governance practices.

James W. Newman, Jr., Director

James W. Newman, Jr. has served as a director since September 2014. Since April 2013, he served as the Founder, Chairman, and President of Medical Predictive Science Corporation (“MPSC”), a medical device company that translates ICU research discoveries to the patient’s bedside and develops predictive technology that detects imminent, catastrophic illness. MPSC’s HeRO sold in over 20 countries and is a pioneering monitoring system for premature infants which detects early signs of distress commonly caused by infection and other potentially life -threatening illnesses. He has also served as part of the management team of Newman Company, a real estate company, since 1980, for which he still works and is the sole owner. In the mid — 1990s he began making capital investments in several “start-up” companies, including Charlottesville-based Medical Automation Systems, a major provider of information management systems for point-of-care testing, which was acquired by Massachusetts-based Alere Inc. in 2011. His investments have covered a wide range of fields, encompassing everything from biotechnology, bio-informatics, education, and telecommunications, as well as mechanical inventions. He is particularly interested in investments in the medical field that improve healthcare, but do so at a reduced cost to consumers. Mr. Newman received a B.A. degree from Upsala College in 1968.

We selected Mr. Newman to serve on our board of directors because he brings a strong business background to our company and adds significant strategic, business and financial experience. Mr. Newman’s business and finance background provides him with a broad understanding of the issues faced by companies similar to us.

Vote Required

Provided that a quorum is present, the nominees for director receiving a plurality of the votes cast at the 2024 Annual Meeting in person or by proxy will be elected. Abstentions, withheld votes and broker non-votes will not affect the outcome of the election.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
THE ELECTION OF EACH OF THE TWO CLASS III NOMINEES

Board Diversity Matrix (as of September 26, 2024)
Total Number of Directors	6
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	—	6	—
Part II: Demographic Background
African American or Black	—	1	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	—	5	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background

CONTINUING DIRECTORS

The directors who are serving terms that end following the 2024 Annual Meeting and their ages, positions at our company, the year in which each first became a director and the expiration of their respective terms on our Board of Directors are provided in the table below and in the additional biographical descriptions set forth in the text below the table.

Directors	Age	Position Held	Director Since	Expiration of Term
Class I
Kevin Schuyler	55	Chairman of the Board of Directors	2016	2025
Tony Goodman	60	Chief Operating Officer and Director	2017	2025

Class II
Cary J. Claiborne	64	Director	2015	2024
Robertson H. Gilliland	44	Director	2014	2024

Class I Directors

Kevin Schuyler, CFA, Chairman of the Board of Directors, Lead Independent Director

Kevin Schuyler has served as our non-executive Chairman of the Board since August 2022, our director since April 2016 and is our Lead Independent Director. From April 2016 to August 2022, he served as our Vice Chairman of the board of directors. He currently serves as a director of Twin Vee PowerCats Co., a Nasdaq-listed designer, manufacturer, distributor, and marketer of power sport catamaran boats based in Fort Pierce, Florida for over 27 years, and a director of ForzaX1, Inc, a Nasdaq-listed developer of electric sport boats with a mission to inspire the adoption of sustainable recreational boating, where he also serves as Chairman of the audit committee. Mr. Schuyler is also senior managing director at CornerStone Partners, a full-service institutional CIO and investment office located in Charlottesville, Virginia, with approximately $13 billion under management. Prior to joining CornerStone Partners in 2006, he held various positions with McKinsey & Company, Louis Dreyfus Corporation and The Nature Conservancy. Mr. Schuyler serves on various boards and committees of Sentara Martha Jefferson Hospital. He is a member of the investment committee of the Margaret A. Cargill Philanthropies. Mr. Schuyler graduated with honors from Harvard College and received his MBA from The Darden Graduate School of Business at the University of Virginia. He is a member of the Chartered Financial Analyst Society of Washington, DC.

We selected Mr. Schuyler to serve on our board of directors because he brings extensive knowledge of the financial markets. Mr. Schuyler’s business background provides him with a broad understanding of the financial markets and the financing opportunities available to us.

Tony Goodman, Chief Operating Officer and Director

Tony Goodman has served as a director since July 2017 and began providing consulting services to us in March 2023. He was appointed as our Chief Operating Officer on January 18, 2024. Mr. Goodman’s career spans over 23 years in Pharma and Biotech. Mr. Goodman is the Founder/Managing Director of Keswick Group, LLC, a Biotech Strategic Commercial and Business Development Advisory Firm. On January 17, 2024, Mr. Goodman began serving as the Chief Operating Officer of Adial Pharmaceuticals, Inc. From October 2014 until February 2017, he served as the Chief Business Development Officer of Indivior PLC, a FTSE 500 listed company and a member of the executive team which brought Indivior public as a demerger from Reckitt Benckiser Pharmaceuticals, Inc. Mr. Goodman held many leadership positions at Reckitt Benckiser Pharmaceuticals from October 2009 until October 2014 that include: Global Director, Strategy and Commercial Development; Global Head, Category Development; and Director of US Commercial Managed Care. Mr. Goodman has also served as the Director of Strategic Marketing and Business Development at PRA International and Group Product Manager, Marketing and Director of the Managed Health Strategies Group at Purdue Pharmaceuticals L.P. Mr. Goodman graduated from Marshall University, with a degree in Business Administration and completed the requirements of a Full Board Executive with the National Association of Corporate Directors (“NACD”).

We selected Mr. Goodman to serve on our board of directors because he brings extensive knowledge of the addiction and pharmaceuticals industry and his significant strategic development experience. Mr. Goodman’s experience with the NACD provides him with a broad understanding of the role of directors and corporate governance issues facing public companies.

Class II Directors

Cary J. Claiborne, Chief Executive Officer, President, and Director

Cary J. Claiborne has served as our Chief Executive Officer since August 18, 2022, our Chief Operating Officer from December 2021 to August 18, 2022 and a director since November 2021. In December 2021, Mr. Claiborne was appointed to the board of directors of NeuroSense Therapeutics, a Nasdaq-listed clinical-stage biopharmaceutical company, focusing on the discovery and development of targeted innovative therapeutics for neurodegenerative diseases, where he also serves as Chairman of the audit committee. In July 2022, Mr. Claiborne was appointed to the board of directors of LadRX Corporation (fka CytRx Corporation), a biopharmaceutical company focused on discovering and developing new cancer therapeutics, where he also serves as Chairman of the compensation committee. In November 2022, Mr. Claiborne was appointed to the board of directors of VirginiaBio.

Prior to joining Adial, Mr. Claiborne served as CEO of Prosperity Capital Management, LLC, a Private Investment and Advisory firm that he founded.. Prosperity Capital is focused on private Investment Management and providing Advisory Services to clients in multiple industries with an emphasis in the Pharma/Biotech and Finance sectors. From November 2014 until February 2017, he served as the Chief Financial Officer and member of the Board of Directors at Indivior PLC, a FTSE 500 listed specialty pharmaceutical company. Mr. Claiborne led the company’s spin off from its then parent company, Reckitt Benckiser, to become an independent, listed company. While at Indivior, he established and oversaw corporate reporting, internal audit, tax, treasury, external audit and information technology. Prior to joining Indivior, Mr. Claiborne served as the CFO of Sucampo Pharmaceuticals, Inc., a Nasdaq-listed global biopharmaceutical company, which was later sold to Mallinckrodt. Before joining Sucampo, Mr. Claiborne served as CFO and Corporate Secretary of Osiris Therapeutics, Inc., and oversaw corporate finance during the company’s initial public offering.

Mr. Claiborne graduated from Rutgers University with a B.A. in Business Administration and from Villanova University with an M.B.A., and was a National Association of Corporate Directors (NACD) Governance Fellow.

We selected Mr. Claiborne to serve on our board of directors because he brings extensive public company experience and his broad understanding of the financial markets and the financing opportunities available to us.

Robertson H. Gilliland, MBA, Director

Mr. Gilliland has served as a director since September 2014. Since May 2020, Mr. Gilliland has served as an independent consultant to family offices, with specific focus on investment strategy formulation and governance. From July 2013 until April 2020, he was Principal and Chief Financial Officer at Keller Enterprises, LLC, a family office that invests and manages private capital. In addition to his duties as CFO, as a principal, Mr. Gilliland sourced, vetted and managed a variety of private direct investments and spearheaded internal strategic initiatives. Prior to joining Keller Enterprises, Mr. Gilliland attended business school beginning in 2011 and was previously a Director at the Brunswick Group, where he specialized in strategic communications and investor relations around mergers and acquisitions, including being an advisor on the Pfizer-Wyeth, Celgene-Pharmion, and Mylan-Merck KGaA Generic transactions. During his tenure at Brunswick, Mr. Gilliland worked on over $35 multi-billion M&A transactions. He has his MBA from the University of Michigan’s Ross School of Business, where he graduated with honors.

We selected Mr. Gilliland to serve on our board of directors because he brings extensive knowledge of the financial markets. Mr. Gilliland’s business background provides him with a broad understanding of the financial markets and the financing opportunities available to us.

INFORMATION REGARDING THE COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors has a standing Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. The following table shows the directors who are currently members or Chairman of each of these committees.

Board Members	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
J. Kermit Anderson	Member	Chairman	—
Cary J. Claiborne	—	—	—
Robertson H. Gilliland	—		Chairman
Tony Goodman	—	—	—
James W. Newman	Member	Member	—
Kevin Schuyler	Chairman	—	Member

Corporate Governance

Board Committees

Our board of directors has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, each of which and operates pursuant to a written charter, the full text of which are available on our website at www.adial.com. From time to time, the Board of Directors may also establish ad hoc committees to address particular matters.

Audit Committee

The members of our Audit Committee are Messrs. Schuyler, Newman, and Anderson each of whom has been determined by our board of directors to be independent under applicable Nasdaq and SEC rules and regulations. Mr. Schuyler is the chair of the Audit Committee. Our Audit Committee’s responsibilities include, among others:

•        appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;

•        overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from that firm;

•        reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

•        monitoring our internal control over financial reporting, disclosure controls and procedures;

•        overseeing our internal audit function;

•        discussing our risk management policies;

•        establishing policies regarding hiring employees from our independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;

•        meeting independently with our internal auditing staff, if any, our independent registered public accounting firm and management;

•        reviewing and approving or ratifying any related person transactions;

•        oversight of cybersecurity risks; and

•        preparing the Audit Committee report required by Securities and Exchange Commission, or SEC, rules.

All audit and non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our Audit Committee.

Our board of directors has determined that Mr. Schuyler is an “audit committee financial expert” as defined in applicable SEC rules.

Compensation Committee

The members of our Compensation Committee are Messrs. Anderson and Newman, each of whom has been determined by our board of directors to be independent under current Nasdaq rules and regulations. Mr. Anderson is the chair of the Compensation Committee. Our Compensation Committee’s responsibilities include, among others:

•        reviewing and approving annually the corporate goals and objectives applicable to the compensation of the Chief Executive Officer, evaluating at least annually the Chief Executive Officer’s performance in light of those goals and objectives, and determining and approving the Chief Executive Officer’s compensation level based on this evaluation;

•        reviewing and approving the compensation of all other executive officers;

•        reviewing and approving and, when appropriate, recommending to the board of directors for approval, incentive compensation plans and equity-based plans, and where appropriate or required, recommending for approval by the stockholders of the Company, the adoption, amendment or termination of such plans; and administering such plans;

•        reviewing and approving the executive compensation information included in our annual report on Form 10-K and proxy statement;

•        reviewing and approving or providing recommendations with respect to any employment agreements or severance arrangements or plans; and

•        reviewing director compensation and recommending any changes to the board of directors.

Nominating and Corporate Governance Committee

The members of our Nominating and Corporate Governance Committee are Messrs. Gilliland and Schuyler, each of whom has been determined by our board of directors to be independent under current Nasdaq rules. Mr. Gilliland is the chair of the Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee’s responsibilities include, among others:

•        identifying and recommending candidates to fill vacancies on the board of directors and for election by the stockholders;

•        recommending committee and chairperson assignments for directors to the board of directors;

•        developing, subject to the board of directors’ approval, a process for an annual evaluation of the board of directors and its committees and to oversee the conduct of this annual evaluation;

•        overseeing the Company’s corporate governance practices, including reviewing and recommending to the board of directors for approval any changes to the documents and policies in the Company’s corporate governance framework, including its certificate of incorporation and bylaws; and

•        monitoring compliance with the Company’s Code of Business Conduct and Ethics, investigating alleged breaches or violations thereof and enforcing its provisions.

Candidates for director should have certain minimum qualifications, including the ability to understand basic financial statements, being over 21 years of age, having relevant business experience (taking into account the business experience of the other directors), and having high moral character. The Nominating and Corporate Governance Committee retains the right to modify these minimum qualifications from time to time.

In evaluating an incumbent director whose term of office is set to expire, the Nominating and Corporate Governance Committee reviews such director’s overall service to the Company during such director’s term, including the number of meetings attended, level of participation, quality of performance, and any transactions with the Company engaged in by such director during his term.

When selecting a new director nominee, the Nominating and Corporate Governance Committee first determines whether the nominee must be independent for Nasdaq purposes or whether the candidate must qualify as an “audit committee financial expert.” The Nominating and Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm to assist in the identification of qualified director candidates. The Nominating and Corporate Governance Committee also will consider nominees recommended by our stockholders. The Nominating and Corporate Governance Committee does not distinguish between nominees recommended by our stockholders and those recommended by other parties. The Nominating and Corporate Governance Committee evaluates the suitability of potential nominees, taking into account the current board composition, including expertise, diversity and the balance of inside and independent directors. The Nominating and Corporate Governance Committee does not have a set policy or process for considering diversity in identifying nominees, but endeavors to establish a diversity of background and experience in a number of areas of core competency, including business judgment, management, accounting, finance, knowledge of our industry, strategic vision, research and development and other areas relevant to our business.

In considering any person recommended by one of our stockholders, the Nominating and Corporate Governance Committee will look for the same qualifications that it looks for in any other person that it is considering for a position on the Board of Directors. The Nominating and Corporate Governance Committee operates under a formal charter that governs its duties and standards of performance.

Board of Directors Leadership Structure

We currently have a separate lead independent director. Our lead independent director is Kevin Schuyler. In that role, he presides over the executive sessions of the board of directors, during which our independent directors meet without management, and he serves as the principal liaison between management and the independent directors of the board of directors. We do not have a formal policy regarding having a separate lead independent director. Our board of directors has determined its leadership structure is appropriate and effective for us, given our stage of development.

Risk Oversight

Our board of directors monitors our exposure to a variety of risks through our Audit Committee. Our Audit Committee charter gives the Audit Committee responsibilities and duties that include discussing with management, the internal audit department and the independent auditors our major financial risk exposures, cybersecurity risk and the steps management has taken to monitor and control such exposures, including our risk assessment and risk management policies.

Delinquent Section 16(a) Reports

To the Company’s knowledge, based solely on a review of the copies of such reports filed on the SEC’s EDGAR system and written representations that no other reports were required, during the fiscal year ended December 31, 2023, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with other than one delinquent Form 4 filing made by Bankole Johnson on June 2, 2023.

Director Independence

Our common stock is listed on the Nasdaq Capital Market (“Nasdaq”). Under the Nasdaq listing standards, independent directors must comprise a majority of a listed company’s Board of Directors and all members of our Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committees must be independent. Audit Committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act and Compensation Committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. Under the Nasdaq listing standards, a director will only qualify as an “independent director” if, in the opinion of that company’s Board of Directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Our board of directors consists of six members: Messrs. Kermit Anderson, Robertson Gilliland, Tony Goodman, James Newman, Kevin Schuyler, and Cary Claiborne. Our board of directors has undertaken a review of its composition and its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our board of directors has determined that each of Messrs. Kermit Anderson, Robertson Gilliland, James Newman, and Kevin Schuyler is “independent” under the applicable rules of the SEC and Nasdaq and that each of Mr. Claiborne and Mr. Goodman are not “independent” as defined under such rules. In making such determination, our board of directors considered the relationship that each such non-employee director has with our company and all other facts and circumstances that our board of directors deemed relevant in determining his independence, including the beneficial ownership of our capital stock by each non-employee director. Messrs. Claiborne and Goodman are not independent directors under these rules because Mr. Claiborne is our Chief Executive Officer and President and Mr. Goodman is our Chief Operating Officer, who previously served as a consultant prior to his appointment pursuant to the consulting arrangement that we entered into with him in March 2023.

We currently have: (1) an Audit Committee comprised of Kevin Schuyler, James Newman and J. Kermit Anderson, each of whom are deemed to be independent in accordance with the Nasdaq definition of independence, satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act, and each has the related financial management expertise within the meaning of the Nasdaq rules; (2) a Compensation Committee comprised of James Newman and J. Kermit Anderson, each of whom is deemed to be independent in accordance with the Nasdaq definition of independence and satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act; and (3) a Nominating and Corporate Governance Committee comprised of Kevin Schuyler and Robertson H. Gilliland, each of whom is deemed to be independent in accordance with the Nasdaq definition of independence. Effective immediately after the 2024 Annual Meeting, it is anticipated that Robertson H. Gilliland will be appointed to serve as a member of the Compensation Committee, together with James Newman and J. Kermit Anderson. Robertson H. Gilliland is deemed to be independent in accordance with the Nasdaq definition of independence and satisfies the independence criteria set forth in Rule 10C-1 under the Exchange Act.

The Board of Directors annually determines the independence of directors based on a review by the directors and the Nominating and Corporate Governance Committee. No director is considered independent unless the Board of Directors has determined that he or she has no material relationship with us.

There are no family relationships among any of our directors or executive officers.

CORPORATE GOVERNANCE

Code of Conduct and Ethics

We have adopted a code of business conduct and ethics that applies to all of our employees, officers, and directors, including those officers responsible for financial reporting. These standards are designed to deter wrongdoing and to promote honest and ethical conduct. The code of conduct and ethics is available on our website at www.adial.com. The information that appears on our website is not part of, and is not incorporated into, this proxy statement.

None of our directors or executive officers, nor any associate of such individual, is involved in a legal proceeding adverse to us.

If we make any substantive amendments to the code of business conduct and ethics or grant any waiver from a provision of the code to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website. We will promptly disclose on our website (i) the nature of any amendment to the policy that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and (ii) the nature of any waiver, including an implicit waiver, from a provision of the policy that is granted to one of these specified individuals, the name of such person who is granted the waiver and the date of the waiver.

Review and Approval of Transactions with Related Persons

The Board of Directors has adopted policies and procedures for review, approval and monitoring of transactions involving Adial and “related persons” (directors and executive officers or their immediate family members, or stockholders owning 5% or greater of the Company’s outstanding stock). The policy covers any related person transaction that meets the minimum threshold for disclosure in the proxy statement under the relevant rules of the SEC. Pursuant to our charter, our Audit Committee reviews on an on-going basis for potential conflicts of interest, and approve if appropriate, all our “Related Party Transactions.” For purposes of the Audit Committee Charter, “Related Party Transactions” means those transactions required to be disclosed pursuant to SEC Regulation S-K, Item 404.

A discussion of our current related person transactions appears in this proxy statement under “Transactions with Related Persons, Promoters and Certain Control Persons.”

Board and Committee Meetings and Attendance

During our fiscal year ended December 31, 2023, our Board of Directors held 12 meetings. During our fiscal year ended December 31, 2023, our Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Pricing Committee met three (3) times, two (2) times, one (1) time and three (3) times, respectively. Each of our incumbent directors that were directors during our fiscal year ended December 31, 2023 attended no less than 75% of the meetings of the Board of Directors and Board committees on which such director served during 2023.

Board Attendance at Annual Stockholders’ Meeting

Our directors are encouraged, but not required, to attend the 2024 Annual Meeting. All six of our directors who were directors at the time of our 2023 Annual Meeting of Stockholders attended our 2023 Annual Meeting of Stockholders (five directors attended in person and one director attended telephonically).

Anti-Hedging/Anti-Pledging Policy

We have adopted an insider trading policy (the “Trading Policy”) with respect to the policies and procedures covering trades of our securities and the handling of our confidential information, a copy of which is filed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2023. The Trading Policy, which applies to all officers, employees, directors, consultants and independent contractors of the Company and its subsidiaries (each a “Covered Person”), prohibits the purchase or sale of our securities by a Covered Person, including their family members and others living in their household, who is in possession of material non-public information. The Trading Policy also prohibits, among other things short-term trading, short sales, hedging and pledging. Consequently, no employee, executive officer or director may enter into a hedge or pledge of our common stock, including short sales, derivatives, put options, swaps and collars.

Equity Compensation Policy

While we do not have a formal written policy in place with regard to the timing of awards of options in relation to the disclosure of material nonpublic information, the Compensation Committee does not seek to time equity grants to take advantage of information, either positive or negative, about our company that has not been publicly disclosed. It has been our practice to grant equity awards in the form of options to our directors upon their appointment to the Board of Directors and to issue annual equity grants in the form of options to our officers and/or directors in connection with one of our regularly scheduled quarterly meetings of the Board of Directors each fiscal year. Option grants are effective on the date the award determination is made by the Compensation Committee, and the exercise price of options is the closing market price of our Common Stock on the business day of the grant or, if the grant is made on a weekend or holiday, on the prior business day.

Stockholder Communication with Directors

The Board of Directors has established a process to receive communications from stockholders. Stockholders and interested parties who wish to communicate with our Board of Directors, non-management members of our Board of Directors as a group, a committee of our Board of Directors or a specific member of our Board of Directors (including our chairperson or lead independent director, if any) may do so by letters addressed to the attention of our Corporate Secretary.

All communications are reviewed by the Corporate Secretary and provided to the members of our Board of Directors as appropriate. Unsolicited items, sales materials, those deemed to be frivolous or otherwise inappropriate materials and other routine items and items unrelated to the duties and responsibilities of our Board of Directors will not be provided to directors.

The address for these communications is:

Adial Pharmaceuticals, Inc.
c/o Corporate Secretary
4870 Sadler Road, Suite 300
Glen Allen, Virginia 23060

DIRECTOR COMPENSATION

Director Compensation Table

The following table sets forth information regarding the compensation earned for service on our board of directors by our directors who are not named executive officers during the year ended December 31, 2023. Mr. Claiborne also served on our board of directors and received compensation as a result. The compensation for Mr. Claiborne as an executive officer and Director is set forth under “— Summary Compensation Table.”

(a) Name	(b) Fees Earned or Paid in Cash ($)	(c) Stock Awards ($)	(d) Option Awards(1) ($)	(e) Non-Equity Incentive Plan Compensation ($)	(f) Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	(g) All Other Compensation ($)	(h) Total ($)
J. Kermit Anderson	$47,000	—	$12,219	$—	—	—	$59,219
Robertson H. Gilliland, MBA	$41,000	—	$12,219	$—	—	—	$53,219
Tony Goodman(2)	$33,000	—	$12,219	$—	—	$216,713	$261,932
James W. Newman, Jr.	$44,000	—	$12,219	$—	—	—	$56,219
Kevin Schuyler, MBA, CFA	$48,000	—	$12,219	$—	—	—	$60,219

____________

(1)      As of December 31, 2023, the following are the total outstanding number of option awards held by each of our non-employee directors, all awards having been made prior to January 1, 2024:

Name	Option Award (#)
J. Kermit Anderson	7,823
Robertson H. Gilliland, MBA	7,823
Tony Goodman	9,046
James W. Newman, Jr.	7,823
Kevin Schuyler, MBA, CFA	7,823

On March 25, 2024, directors were awarded options as follows, each option with an exercise price of $1.35 per share, each award vesting over a period of three years:

Name	Option Award (#)
J. Kermit Anderson	12,000
Robertson H. Gilliland, MBA	12,000
Tony Goodman	42,000
James W. Newman, Jr.	12,000
Kevin Schuyler, MBA, CFA	12,000

Directors receive cash compensation for their service as directors, including service as members of each committee on which they serve.

On June 30, 2017, the board of directors approved a plan for the annual cash compensation of directors, which plan was amended on February 12, 2021 with respect to directors’ compensation, which plan remained in effect in 2023:

	Board	Audit Committee	Compensation Committee	Nominating & Governance Committee
Chair	$31,200	$16,000	$11,000	$8,000
Member	$24,000	$8,000	$6,000	$4,000

(2)      On March 15, 2023, the Company entered into a Master Services Agreement (“MSA”) with Keswick Group, LLC for provision of Tony Goodman’s services as Chief Operating Officer. Tony Goodman is the founder and principal of Keswick Group. Compensation paid to Keswick Group is disclosed under “All Other Compensation”.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our independent registered public accounting form for the fiscal year ended December 31, 2023 was the firm of Marcum, LLP (“Marcum”). The Audit Committee of the Board of Directors has selected Marcum, an independent registered accounting firm, to audit the books and financial records of the Company for the year ending December 31, 2024. Adial is asking its stockholders to ratify the appointment of Marcum as Adial’s independent registered public accounting firm for fiscal year ending December 31, 2024.

A representative of Marcum is expected to be present either in person or via teleconference at the 2024 Annual Meeting and available to respond to appropriate questions, and will have the opportunity to make a statement if he or she desires to do so.

Ratification of the appointment of Marcum by our stockholders is not required by law, our bylaws or other governing documents. As a matter of policy, however, the appointment is being submitted to our stockholders for ratification at the 2024 Annual Meeting. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in our best interest and the best interests of our stockholders.

Vote Required

The affirmative vote of a majority of the shares present or represented by proxy and entitled to vote on this proposal at the 2024 Annual Meeting will be required to approve the ratification of the appointment of Adial’s registered public accounting firm. Abstentions will be counted and will have the same effect as a vote AGAINST the proposal. Because this is a routine matter for which brokers have discretion to vote if beneficial owners do not provide voting instructions, no broker non-votes are expected with respect to this proposal. If there were to be any broker non-votes they would have no effect on the vote with respect to this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE SELECTION OF MARCUM LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING ON DECEMBER 31, 2024.

AUDIT COMMITTEE REPORT1

The Audit Committee has reviewed and discussed Adial’s audited consolidated financial statements as of and for the year ended December 31, 2023 with the management of Adial and Marcum, Adial’s independent registered public accounting firm. Further, the Audit Committee has discussed with Marcum the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC, and other applicable regulations, relating to the firm’s judgment about the quality, not just the acceptability, of Adial’s accounting principles, the reasonableness of significant judgments and estimates, and the clarity of disclosures in the consolidated financial statements.

The Audit Committee also has received the written disclosures and the letter from Marcum required by PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, which relate to Marcum’s independence from Adial, and has discussed with Marcum its independence from Adial. The Audit Committee has also considered whether the independent registered public accounting firm’s provision of any non-audit services to Adial is compatible with maintaining the firm’s independence. The Audit Committee has concluded that the independent registered public accounting firm is independent from Adial and its management. The Audit Committee also considered whether, and determined that, the independent registered public accounting firm’s provision of any other non-audit services to us was compatible with maintaining Marcum’s independence. The Committee also reviewed management’s report on its assessment of the effectiveness of Adial’s internal control over financial reporting. In addition, the Audit Committee reviewed key initiatives and programs aimed at strengthening the effectiveness of Adial’s internal and disclosure control structure. The members of the Audit Committee are not our employees and are not performing the functions of auditors or accountants. Accordingly, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent auditors. Accordingly, the Audit Committee’s considerations and discussions referred to above do not constitute assurance that the audit of our consolidated financial statements has been carried out in accordance with generally accepted accounting principles or that our auditors are in fact independent.

Based on the reviews, reports and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors resolved that Adial’s audited consolidated financial statements for the year ended December 31, 2023 and management’s assessment of the effectiveness of Adial’s internal control over financial reporting be included in Adial’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC. The Audit Committee has recommended, and the Board of Directors has approved, subject to stockholder ratification, the selection of Marcum as Adial’s independent registered public accounting firm for the year ending December 31, 2024.

Submitted by the Audit Committee of Adial’s Board of Directors.

Members of the Audit Committee:
Kevin Schuyler
Kermit Anderson
James W. Newman

____________

1        The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not incorporated by reference in any filing of Adial under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Independent Registered Public Accounting Firm Fees and Services

The following table sets forth the aggregate fees including expenses billed to us for the years ended December 31, 2023 and 2022 by our auditors:

	Year ended December 31, 2023	Year ended December 31, 2022
Audit Fees(1)	$300,825	$204,995
Tax Fees	—	—
Audit-Related Fees	—	—
All Other Fees	—	—
	$300,825	$204,995

____________

(1)      Audit fees were for professional services rendered for the annual audit and reviews of the interim results included in the Form 10-Q’s of the financial statements of the Company, and professional services rendered in connection with our public offerings of shares as well as services provided with other statutory and regulatory filings.

The Audit Committee has adopted procedures for pre-approving all audit and non-audit services provided by the independent registered public accounting firm, including the fees and terms of such services. These procedures include reviewing detailed back-up documentation for audit and permitted non-audit services. The documentation includes a description of, and a budgeted amount for, particular categories of non-audit services that are recurring in nature and therefore anticipated at the time that the budget is submitted. Audit Committee approval is required to exceed the pre-approved amount for a particular category of non-audit services and to engage the independent registered public accounting firm for any non-audit services not included in those pre-approved amounts. For both types of pre-approval, the Audit Committee considers whether such services are consistent with the rules on auditor independence promulgated by the SEC and the PCAOB. The Audit Committee also considers whether the independent registered public accounting firm is best positioned to provide the most effective and efficient service, based on such reasons as the auditor’s familiarity with our business, people, culture, accounting systems, risk profile, and whether the services enhance our ability to manage or control risks, and improve audit quality. The Audit Committee may form and delegate pre-approval authority to subcommittees consisting of one or more members of the Audit Committee, and such subcommittees must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. All of the services provided by the independent registered public accounting firm were pre-approved by the Audit Committee.

PROPOSAL 3

APPROVAL OF AN AMENDMENT TO OUR 2017 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK THAT WE WILL HAVE AUTHORITY TO GRANT UNDER THE PLAN FROM 500,000 SHARES TO 2,000,000 SHARES

On October 9, 2017, the Board of Directors adopted, and our stockholders approved on October 9, 2017, the Adial Pharmaceuticals, Inc. 2017 Equity Incentive Plan (the “2017 Equity Incentive Plan”); however, the 2017 Equity Incentive Plan did not become effective until the business day prior to the public trading of our common stock on the Nasdaq. As of September 26, 2024, there were (i) 18,165 shares of common stock available for grant under the 2017 Equity Incentive Plan and (ii) 481,835 shares of common stock subject to awards were outstanding under the 2017 Equity Incentive Plan.

Reasons for the Proposed Amendment

Equity-based compensation awards are a critical element of our overall compensation program. We believe that our long-term incentive compensation program aligns the interests of management, employees and the stockholders to create long-term stockholder value. In an effort to preserve cash and to attract, retain and motivate persons who make important contributions to our business, we would like to issue securities to our officers, directors and consultants. Management believes that the number of shares of common stock currently available for issuance under the 2017 Equity Incentive Plan is insufficient to ensure it can meet its needs to provide for awards to the 2017 Equity Incentive Plan participants for the next 12 months and that it may be insufficient in order to allow us the ability to compete successfully for talented employees and consultants. The Board of Directors has approved, subject to stockholder approval, Amendment No. 6 to the 2017 Equity Incentive Plan, which amendment increases by 1,500,000 the number of shares that may be granted under the 2017 Equity Incentive Plan. The amendment to our 2017 Equity Incentive Plan will increase the number of shares of common stock with respect to which awards may be granted under the 2017 Equity Incentive Plan from 500,000 to 2,000,000. If the amendment to the 2017 Equity Incentive Plan is approved by our stockholders, the number of shares available for future awards will increase to 1,518,165 based on the number shares remaining available for grant under the 2017 Equity Incentive Plan as of September 26, 2024. The proposed Amendment No. 6 to the 2017 Equity Incentive Plan is attached hereto as Appendix A.

Purpose of the 2017 Equity Incentive Plan

The Board of Directors believes that the 2017 Equity Incentive Plan is necessary for us to attract, retain and motivate our employees, directors and consultants through the grant of stock options, stock appreciation rights, restricted stock, restricted stock units and other equity-based or equity-related awards. The Company believes the 2017 Equity Incentive Plan is best designed to provide the proper incentives for our employees, directors and consultants, ensures our ability to make performance-based awards, and meets the requirements of applicable law. Additional individuals may be awarded awards under the 2017 Equity Incentive Plan as consultants.

We manage our long-term stockholder dilution by limiting the number of equity incentive awards granted annually. The Board of Directors monitors our annual stock award Burn Rate, Dilution and Overhang (each as defined below), among other factors, in its efforts to maximize stockholders’ value by granting what, in the Board of Directors’ judgment, are the appropriate number of equity incentive awards necessary to attract, reward, and retain employees, consultants and directors. The table below illustrates our Burn Rate, Dilution, and Overhang for 2023, 2022 and 2021 with details of each calculation noted below the table.

	2023	2022	2021
Burn Rate(1)	1.97%	8.57%	6.7%
Dilution(2)	27.59%	21.37%	26.4%
Overhang(3)	15.87%	12.72%	14.6%

____________

(1)      Burn Rate is number of shares subject to equity awards granted during a fiscal year/weighted average shares outstanding for that fiscal year.

(2)      Dilution is (number of shares subject to equity awards + the number of shares available for future awards at the end of a fiscal year)/(number of shares outstanding at the end of the fiscal year + number of share subject to equity awards + number of shares available for future awards).

(3)      Overhang is (number of shares subject to equity awards at the end of a fiscal year)/(number of shares outstanding at the end of the fiscal year + number of shares subject to equity awards + number of shares available for future awards).

Limitation on Awards and Shares Available

Initially, the aggregate number of shares of our common stock that was available to be issued pursuant to stock awards under the 2017 Equity Incentive Plan was 70,000 shares, which was increased to 140,000 shares in 2019, 220,000 on July 30, 2020, 300,000 on August 18, 2021, and 500,000 on September 1, 2022. At September 26, 2024, we had 481,835 shares of common stock subject to awards were outstanding under the 2017 Equity Incentive Plan, including options to purchase an aggregate of 340,908 shares of our common stock, and had issued 138,527 shares of common stock under the 2017 Equity Incentive Plan. As of September 26, 2024, there are 18,165 shares of our common stock available for grants that may be made under the 2017 Equity Incentive Plan.

Summary of the 2017 Equity Incentive Plan

The principal provisions of the 2017 Equity Incentive Plan are summarized below.

Administration

The 2017 Equity Incentive Plan generally is administered by our Compensation Committee, which has been appointed by the Board of Directors to administer the 2017 Equity Incentive Plan. The Compensation Committee will have full authority to establish rules and regulations for the proper administration of the 2017 Equity Incentive Plan, to select the employees, directors and consultants to whom awards are granted, and to set the date of grant, the type of award and the other terms and conditions of the awards, consistent with the terms of the 2017 Equity Incentive Plan.

Eligibility

Persons eligible to participate in the 2017 Equity Incentive Plan include all of our officers, employees, directors and consultants.

Awards

The 2017 Equity Incentive Plan provides for the grant of: (i) incentive stock options; (ii) nonstatutory stock options; (iii) stock appreciation rights; (iv) restricted stock; (v) stock bonuses; and (vi) other stock-based and cash-based awards to eligible individuals. The terms of the awards will be set forth in an award agreement, consistent with the terms of the 2017 Equity Incentive Plan. No stock option will be exercisable later than ten years after the date it is granted.

The 2017 Equity Incentive Plan permits the grant of awards intended to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

Stock Options

The Compensation Committee may grant incentive stock options as defined in Section 422 of the Code, and nonstatutory stock options. Options shall be exercisable for such prices, shall expire at such times, and shall have such other terms and conditions as the Compensation Committee may determine at the time of grant and as set forth in the award agreement; however, the exercise price must be at least equal to 100% of the fair market value at the date of grant. The option price is payable in cash or other consideration acceptable to us.

Stock Appreciation Rights

The Compensation Committee may grant stock appreciation rights with such terms and conditions as the Compensation Committee may determine at the time of grant and as set forth in the award agreement. The grant price of a stock appreciation right shall be determined by the Compensation Committee and shall be specified in the award agreement; however, the grant price must be at least equal to 100% of the fair market value of a share on the date of grant. Stock appreciation rights may be exercised upon such terms and conditions as are imposed by the Compensation Committee and as set forth in the stock appreciation right award agreement.

Restricted Stock and Stock Bonuses

Restricted stock may be granted in such amounts and subject to the terms and conditions as determined by the Compensation Committee at the time of grant and as set forth in the award agreement. The Compensation Committee may impose performance goals for restricted stock. The Compensation Committee may authorize the payment of dividends on the restricted stock during the restricted period. The Compensation Committee may also grant stock bonus awards, alone or in tandem with other awards, in such amounts and subject to the terms and conditions as determined by the Compensation Committee at the time of grant and as set forth in the award agreement.

Other Awards

The Compensation Committee may grant other types of equity-based or equity-related awards not otherwise described by the terms of the 2017 Equity Incentive Plan, in such amounts and subject to such terms and conditions, as the Compensation Committee shall determine. Such awards may be based upon attainment of performance goals established by the Compensation Committee and may involve the transfer of actual shares to participants, or payment in cash or otherwise of amounts based on the value of shares.

Amendment and Termination

Our Board of Directors may amend the 2017 Equity Incentive Plan at any time, subject to stockholder approval to the extent required by applicable law or regulation or the listing standards of the Nasdaq or any other market or stock exchange on which the common stock is at the time primarily traded or the provisions of the Code.

Our Board of Directors may terminate the 2017 Equity Incentive Plan at any time provided all shareholder approval has been received to the extent required by the Code, applicable law or the listing standards of Nasdaq or any other market or stock exchange which the common stock is at the time primarily traded. Unless sooner terminated by the Board, the 2017 Equity Incentive Plan will terminate on the close of business on August 30, 2027.

Miscellaneous

The 2017 Equity Incentive Plan also contains provisions with respect to payment of exercise prices, vesting and expiration of awards, treatment of awards upon the sale of our company, transferability of awards, and tax withholding requirements. Various other terms, conditions, and limitations apply, as further described in the 2017 Equity Incentive Plan.

Material Federal Income Tax Consequences

The following is a brief description of the principal federal income tax consequences, as of the date of this proxy statement, associated with the grant of awards under the 2017 Equity Incentive Plan. This summary is based on our understanding of present United States federal income tax law and regulations. The summary does not purport to be complete or applicable to every specific situation. Furthermore, the following discussion does not address foreign, state or local tax consequences.

Options

Grant.    There is generally no United States federal income tax consequence to the participant solely by reason of the grant of incentive stock options or nonqualified stock options under the 2017 Equity Incentive Plan, assuming the exercise price of the option is not less than the fair market value of the shares on the date of grant.

Exercise.    The exercise of an incentive stock option is not a taxable event for regular federal income tax purposes if certain requirements are satisfied, including the requirement that the participant generally must exercise the incentive stock option no later than three months following the termination of the participant’s employment with us. However, such exercise may give rise to alternative minimum tax liability (see “Alternative Minimum Tax” below). Upon the exercise of a nonqualified stock option, the participant will generally recognize ordinary income in an amount equal to the excess of the fair market value of the shares at the time of exercise over the amount paid by the participant as the exercise price. The ordinary income recognized in connection with the exercise by a participant of a nonqualified stock option will be subject to both wage and employment tax withholding, and we generally will be entitled to a corresponding deduction.

The participant’s tax basis in the shares acquired pursuant to the exercise of an option will be the amount paid upon exercise plus, in the case of a nonqualified stock option, the amount of ordinary income, if any, recognized by the participant upon exercise thereof.

Qualifying Disposition.    If a participant disposes of shares of our common stock acquired upon exercise of an incentive stock option in a taxable transaction, and such disposition occurs more than two years from the date on which the option was granted and more than one year after the date on which the shares were transferred to the participant pursuant to the exercise of the incentive stock option, the participant will realize long-term capital gain or loss equal to the difference between the amount realized upon such disposition and the participant’s adjusted basis in such shares (generally the option exercise price).

Disqualifying Disposition.    If the participant disposes of shares of our common stock acquired upon the exercise of an incentive stock option (other than in certain tax free transactions) within two years from the date on which the incentive stock option was granted or within one year after the transfer of shares to the participant pursuant to the exercise of the incentive stock option, at the time of disposition the participant will generally recognize ordinary income equal to the lesser of: (i) the excess of each such share’s fair market value on the date of exercise over the exercise price paid by the participant or (ii) the participant’s actual gain. If the total amount realized on a taxable disposition (including return on capital and capital gain) exceeds the fair market value on the date of exercise of the shares of our common stock purchased by the participant under the option, the participant will recognize a capital gain in the amount of the excess. If the participant incurs a loss on the disposition (the total amount realized is less than the exercise price paid by the participant), the loss will be a capital loss.

Other Disposition.    If a participant disposes of shares of our common stock acquired upon exercise of a nonqualified stock option in a taxable transaction, the participant will recognize capital gain or loss in an amount equal to the difference between the participant’s basis (as discussed above) in the shares sold and the total amount realized upon disposition. Any such capital gain or loss (and any capital gain or loss recognized on a disqualifying disposition of shares of our common stock acquired upon exercise of incentive stock options as discussed above) will be short-term or long-term depending on whether the shares of our common stock were held for more than one year from the date such shares were transferred to the participant.

Alternative Minimum Tax.    Alternative minimum tax is payable if and to the extent the amount thereof exceeds the amount of the taxpayer’s regular tax liability, and any alternative minimum tax paid generally may be credited against future regular tax liability (but not future alternative minimum tax liability).

Alternative minimum tax applies to alternative minimum taxable income. Generally, regular taxable income as adjusted for tax preferences and other items is treated differently under the alternative minimum tax.

For alternative minimum tax purposes, the spread upon exercise of an incentive stock option (but not a nonqualified stock option) will be included in alternative minimum taxable income, and the taxpayer will receive a tax basis equal to the fair market value of the shares of our common stock at such time for subsequent alternative minimum tax purposes. However, if the participant disposes of the incentive stock option shares in the year of exercise, the alternative minimum tax income cannot exceed the gain recognized for regular tax purposes, provided that the disposition meets certain third party requirements for limiting the gain on a disqualifying disposition. If there is a disqualifying disposition in a year other than the year of exercise, the income on the disqualifying disposition is not considered alternative minimum taxable income.

There are no federal income tax consequences to us by reason of the grant of incentive stock options or nonqualified stock options or the exercise of an incentive stock option (other than disqualifying dispositions). At the time the participant recognizes ordinary income from the exercise of a nonqualified stock option, we will be entitled to a federal income tax deduction in the amount of the ordinary income so recognized (as described above), provided that we satisfy our reporting obligations described below. To the extent the participant recognizes ordinary income by reason of a disqualifying disposition of the stock acquired upon exercise of an incentive stock option, and subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we generally will be entitled to a corresponding deduction in the year in which the disposition occurs. We are required to report to the Internal Revenue Service any ordinary income recognized by any participant by reason of the exercise of a nonqualified stock option. We are required to withhold income and employment taxes (and pay the employer’s share of the employment taxes) with respect to ordinary income recognized by the participant upon exercise of nonqualified stock options.

Stock Appreciation Rights

There are generally no tax consequences to the participant or us by reason of the grant of stock appreciation rights. In general, upon exercise of a stock appreciation rights award, the participant will recognize taxable ordinary income equal to the excess of the stock’s fair market value on the date of exercise over the stock appreciation rights’ base price, or the amount payable. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company generally will be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

Restricted Stock

Unless a participant makes a Section 83(b) election, as described below, with respect to restricted stock granted under the 2017 Equity Incentive Plan, a participant receiving such an award will not recognize U.S. taxable ordinary income and we will not be allowed a deduction at the time such award is granted. While an award remains unvested or otherwise subject to a substantial risk of forfeiture, a participant will recognize compensation income equal to the amount of any dividends received and we will be allowed a deduction in a like amount. When an award vests or otherwise ceases to be subject to a substantial risk of forfeiture, the excess of the fair market value of the award on the date of vesting or the cessation of the substantial risk of forfeiture over the amount paid, if any, by the participant for the award will be ordinary income to the participant and will be claimed as a deduction for federal income tax purposes by us. Upon disposition of the shares received, the gain or loss recognized by the participant will be treated as capital gain or loss, and the capital gain or loss will be short-term or long-term depending upon whether the participant held the shares for more than one year following the vesting or cessation of the substantial risk of forfeiture.

However, by filing a Section 83(b) election with the Internal Revenue Service within 30 days after the date of grant, a participant’s ordinary income and commencement of holding period and the deduction will be determined as of the date of grant. In such a case, the amount of ordinary income recognized by such a participant and deductible by us will be equal to the excess of the fair market value of the award as of the date of grant over the amount paid, if any, by the participant for the award. If such election is made and a participant thereafter forfeits his or her award, no refund or deduction will be allowed for the amount previously included in such participant’s income.

Generally, with respect to employees, we are required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code the satisfaction of a tax reporting obligation and any tax withholding condition, we generally will be entitled to a business expense deduction equal to the taxable ordinary income realized by the recipient. Upon disposition of stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock, if any, plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long- or short-term depending on whether the stock was held for more than one year from the date ordinary income is measured.

Section 409A

If an award under the 2017 Plan is subject to Section 409A of the Code, but does not comply with the requirements of Section 409A of the Code, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties. Participants are urged to consult with their tax advisors regarding the applicability of Section 409A of the Code to their awards.

Potential Limitation on Company Deductions

Section 162(m) of the Code generally disallows a tax deduction for compensation in excess of $1 million paid in a taxable year by a publicly held corporation to its chief executive officer and certain other “covered employees”. Our Board of Directors and Compensation Committee intend to consider the potential impact of Section 162(m) on grants made under the 2017 Equity Incentive Plan, but reserve the right to approve grants of options and other awards for an executive officer that exceeds the deduction limit of Section 162(m).

New Plan Benefits

Any awards to be made under the 2017 Equity Incentive Plan will be subject to the discretion of our Compensation Committee. As a result, as of the date of this proxy statement, we are unable to determine any specific grants of awards under the 2017 Equity Incentive Plan that will be made. Since it is not possible to determine the exact number of awards that will be granted under the 2017 Equity Incentive Plan, the awards granted during fiscal 2023 under the 2017 Equity Incentive Plan are set forth in the following table.

Name and Position	Number of Shares Underlying Options Grants (#)	Number of Shares Granted (#)	Total Number of shares subject to grant (#)
Cary J. Claiborne, Chief Executive Officer and Director	12,000	16,800	28,800
Joseph Truluck, Chief Financial Officer	5,000	6,300	11,300
Bankole A. Johnson, Former Chief Medical Officer	5,000	—	5,000
All Executive Officers as a Group	21,000	32,732	53,732
All Non-Executive Directors as a Group	8,000	—	8,000
All Non-Executive Officer Employees as a Group	10,800	13,533	24,333

Interests of Directors and Executive Officers

Our directors and executive officers have substantial interests in the matters set forth in this proposal since equity awards may be granted to them under the 2017 Equity Incentive Plan.

Market Price of Shares

The closing price of our common stock, as reported on Nasdaq on September 26, 2024, was $1.00.

Equity Compensation Plan Information

On October 9, 2017, we adopted the Adial Pharmaceuticals, Inc. 2017 Equity Incentive Plan; which became effective on July 31, 2018. The following table provides information, as of December 31, 2023 with respect to options outstanding under our 2017 Equity Incentive Plan.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Equity Compensation Plan Options*	Weighted- Average Exercise Price of Outstanding Equity Compensation Plan Options	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders	148,908	$45.92	212,565
Equity compensation plans not approved by security holders	—	NA	NA
Total	148,908	$45.92	212,565

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*        Excludes 3,286 options issued prior to adoption of the 2017 Equity Compensation Plan and 138,527 shares of common stock issued under the Equity Compensation Plan.

Vote Required

The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on this matter at the 2024 Annual Meeting will be required to approve the amendment to our 2017 Equity Incentive Plan. Abstentions will be counted and will have the same effect as a vote AGAINST the proposal. Broker-non-votes, if any, are not votes present and entitled to vote on this proposal at the meeting and therefore will have no effect on the outcome of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE AMENDMENT TO OUR 2017 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK THAT WE WILL HAVE AUTHORITY TO GRANT UNDER THE PLAN FROM 500,000 SHARES TO 2,000,000 SHARES.

PROPOSAL 4

ADVISORY VOTE ON THE APPROVAL OF EXECUTIVE COMPENSATION

As of January 1, 2024, we are no longer an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). As a result, in accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) we are required to provide our stockholders with the opportunity to cast an advisory vote on the compensation of our named executive officers as disclosed in this proxy statement in accordance with SEC rules. The advisory stockholder vote to approve the compensation of our named executive officers is often referred to as the “say-on-pay vote.” This say-on-pay vote will not be binding on us, the Board of Directors, or the Compensation Committee.

As described in detail in this proxy statement, our executive compensation program is designed to (1) align executive officers’ interests with those of our stockholders; (2) attract, motivate and retain executive officers; and (3) reward the achievement of our annual, long-term and strategic goals. Our executive officers are rewarded for the achievement of specific financial operating goals established by the Compensation Committee and the realization of increased stockholder value.

Our Compensation Committee continually reviews the compensation programs for our executive officers to ensure they achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests and current market practices.

The Board of Directors is asking our stockholders to indicate their support for our named executive officers’ compensation as disclosed in this proxy statement. This proposal gives our stockholders the opportunity to express their views on our executive compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement.

Accordingly, the Board of Directors will ask our stockholders to vote “FOR” the following resolution at the 2024 Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers as disclosed in the proxy statement for the 2024 Annual Meeting pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which disclosure includes the Summary Compensation Table for fiscal year 2023, and the other related tables and disclosures).”

The say-on-pay vote is advisory, and therefore is not binding on us, the Compensation Committee or the Board of Directors. The Board of Directors and Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the named executive officers’ compensation as disclosed in this proxy statement, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Required Vote

The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on this matter at the 2024 Annual Meeting will be required to approve, on an advisory basis, the compensation of the Company’s named executive officers. Abstentions will be counted and will have the same effect as a vote AGAINST the proposal. Broker-non-votes, if any, are not votes present and entitled to vote on this proposal at the meeting and therefore will have no effect on the outcome of this proposal.

THE BOARD OF DIRECTORS AND COMPENSATION COMMITTEE UNANIMOUSLY RECOMMEND A VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL 5

ADVISORY VOTE REGARDING THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

As of January 1, 2024, we are no longer an “emerging growth company” as defined in the JOBS Act. As a result, in accordance with the Dodd-Frank Act, we are seeking the input of our stockholders on the question of how frequently Adial should seek the stockholder vote to approve (on an advisory basis) the compensation of our named executive officers. This Proposal 5 is often referred to as a “say-on-frequency” vote.

The Dodd-Frank Act specifies that stockholders be given the opportunity to vote on the Company’s executive compensation programs either annually, every two years, or every three years. Although this vote is advisory and nonbinding, the Board of Directors will review voting results and give consideration to the outcome of such voting. However, because this vote is advisory and not binding on the Board of Directors or us, the Board of Directors may decide that it is in the best interests of our stockholders and us to hold an advisory vote on executive compensation more or less frequently than the option approved by our stockholders.

The Board of Directors recognizes the value of receiving input from the Company’s stockholders on important issues such as the Company’s compensation programs. However, it believes that a well-structured compensation program should include plans that drive creation of stockholder value over the long-term rather than focus on short term results. The three-year voting cycle allows stockholders to review compensation over a longer period of time, providing sufficient time to evaluate the impact of changes made in one year where outcomes may not be immediately known. In addition, a three-year voting cycle is more closely aligned with a longer-term view of compensation and consistent with the vesting period we typically use for equity awards. The Board of Directors therefore recommends that our stockholders select “3 YEARS” when voting on the frequency of the advisory vote on executive compensation.

Required Vote

The option of one year, two years, or three years that receives the highest number of votes cast by stockholders at the 2024 Annual Meeting will be the frequency for the advisory vote on executive compensation that has been selected by stockholders. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

THE BOARD OF DIRECTORS AND COMPENSATION COMMITTEE UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR 3 YEARS AS THE FREQUENCY FOR HOLDING AN ADVISORY VOTE ON EXECUTIVE COMPENSATION.

EXECUTIVE OFFICERS

Set forth below is the executive officer of the Company who does not serve as a director, including his ages, his position with our company and a brief biographical description.

Executive Officers	Age	Position(s) Held	Officer Since
Joseph Truluck, MBA	46	Chief Financial Officer	2017

Joseph Truluck, Chief Financial Officer, Treasurer, and Secretary

Joseph Truluck has served as our Chief Financial Officer since June 2017 and our Treasurer and served as our Secretary from October 2017 until September 27, 2021, and from May 2016 until his appointment as our Chief Operating Officer, as our VP Operations and Finance. From January 2013 to December of 2019, Mr. Truluck served as the VP Operations and Finance at Adenosine Therapeutics, LLC after the company reacquired its major drug development program. As VP Operations and Finance, at Adenosine Therapeutics, Mr. Truluck oversaw the operations of the business, including seeing to completion a project to merge and analyze two partially completed Phase 3 trials to constitute a single trial. From April 2005 to July 2009, Mr. Truluck served as the Operations Manager of Adenosine Therapeutics until its purchase in August 2008 by Clinical Data. After the purchase of Adenosine Therapeutics’ operations by Clinical Data, Mr. Truluck went on to gain an MBA from Tulane University with a concentration in Finance. In addition to his MBA at Tulane, Mr. Truluck earned an MA in Philosophy at the University of Virginia, with a thesis in the philosophy of language.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the information as to compensation paid to or earned by our named executive officers during the years ended December 31, 2023 and 2022 whose total compensation did exceed $100,000. The persons listed in the following table are referred to herein as the “named executive officers.”

Name and Principal Position	Fiscal Year	Salary	Bonuses		Option & Stock Award(s)		All Other Compensation		Total
Cary Claiborne	2023	$465,625	$190,000	(1)	$73,314	(2)	$72,682	(3)	$801,621
Chief Executive Officer and Member of the Board of Directors	2022	$356,722	$181,050	(4)	$600,862	(5)	$58,354	(6)	$1,196,988
Joseph A. M. Truluck	2023	$276,250	$70,000	(7)	$30,547	(8)	$12,236	(9)	$389,033
Chief Financial Officer	2022	$267,500	$67,894	(10)	$162,920	(11)	$12,200	(12)	$510,540
Bankole A. Johnson	2023	$435,000	$—		$—		$—		$435,000
Former Chief Medical Officer	2022	$416,200	$—		$57,022	(13)	$16,200	(14)	$489,422

____________

(1)      Comprised of a $190,000 cash bonus payment earned in 2023 and paid in 2024.

(2)      The fair value of 12,000 options to purchase shares of common stock at an exercise price of $7.50 per share issued on May 23, 2023 at a fair value of $6.11 per option. Options vest over a three year period from grant date. Fair value computed in accordance with FASB ASC Topic 718.

(3)      Includes (i) the payment of $28,721 of medical, dental, life, and disability insurance premiums, (ii) $13,200 of matched 401(k) contributions, (iii) $30,000 cash fee for services as a Director, and (iv) $761 of reimbursed telephone expenses.

(4)      Comprised of $54,000 in cash and $127,050 market value of unrestricted shares of common stock. Bonus earned in 2022, paid in 2023.

(5)      Includes the value of 40,000 shares issued on August 18, 2022 on accession as CEO with a market value on issue of $15.34 per share. Also includes the fair value of 267 options to purchase shares of common stock at an exercise price of $40.75 per share issued for service as a director on November 2, 2021 at a fair value of $63.25 per option. All options vest over a three year period from grant date. Fair value computed in accordance with FASB ASC Topic 718.

(6)      Includes (i) the payment of $20,433 of medical and dental insurance premiums, (ii) $12,200 of matched 401(k) contributions, $24,913 cash fee for services as a Director, and (iv) $808 of reimbursed telephone expenses.

(7)      Comprised of a $70,000 cash bonus payment earned in 2023 and paid in 2024.

(8)      The fair value of 5,000 options to purchase shares of common stock at an exercise price of $7.50 per share issued on May 23, 2023 at a fair value of $6.11 per option. Options vest over a three year period from grant date. Fair value computed in accordance with FASB ASC Topic 718.

(9)      Comprised of (i) $11,163 in matched 401(k) contributions and (ii) $1,073 in life and disability insurance premiums.

(10)    Comprised of $20,250 in cash and $47,644 market value of unrestricted shares of common stock. Bonus earned in 2022, paid in 2023.

(11)    Includes the fair value of 4,000 options to purchase shares of common stock at an exercise price of $50.00 per share issued on February 23, 2022 at a fair value of $40.75 per option. Options vest over a three year period from grant date. Fair value computed in accordance with FASB ASC Topic 718.

(12)    Comprised of $12,200 in matched 401(k) contributions.

(13)    Includes the fair value of 1,400 options to purchase shares of common stock at an exercise price of $50.00 per share issued on February 23, 2022 at a fair value of $40.75 per option. Options vest over a three year period from grant date. Fair value computed in accordance with FASB ASC Topic 718.

(14)    Comprised of $16,200 for an office allowance.

Outstanding Equity Awards at Fiscal Year-End (December 31, 2023)

The following table provides information about the number of outstanding equity awards held by each of our named executive officers as of December 31, 2023:

Name	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (Exercisable)	Number of Securities Underlying Unexercised Options (Unexercisable)		Option Exercise Price	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares That Have Not Vested
Cary Claiborne	1,800	600	(5)	$78.25	11/1/31
Chief Executive	3,611	1,589	(6)	$66.00	12/7/31
Officer and Member	170	96	(7)	$50.00	2/23/32
of the Board of	2,667	9,333	(8)	$7.50	5/22/33
Directors
Joseph Truluck	1,205	—	(1)	$142.47	6/30/27
Chief Financial	7,200	—	(2)	$84.75	3/9/29
Officer	8,000	—	(3)	$36.00	3/3/30
	4,861	139	(4)	$77.75	2/8/31
	2,556	1,444	(7)	$50.00	2/23/32
	1,111	3,889	(8)	$7.50	5/22/33
Bankole Johnson	223	—	(1)	$142.47	6/30/27
Chief Medical	10,000	—	(9)	$75.25	3/10/29
Officer(10)	894	506	(7)	$50.00	2/23/32
	356	1,244	(8)	$7.50	5/22/33

____________

(1)      One thirty-sixth (1/36) of these options vested on the date of grant, June 30, 2017, with an additional one thirty-sixth vesting on the first day of each subsequent month. These grants are fully vested.

(2)      One thirty-sixth (1/36) of these options vested on the date of grant, March 9, 2019, with an additional one thirty-sixth vesting on the first day of each subsequent month. These grants are fully vested.

(3)      One thirty-sixth (1/36) of these options vested on the date of grant, March 3, 2020, with an additional one thirty-sixth vesting on the first day of each subsequent month. These grants are fully vested.

(4)      One thirty-sixth (1/36) of these options vested on the date of grant, February 8, 2021, with an additional one thirty-sixth vesting on the first day of each subsequent month.

(5)      One thirty-sixth (1/36) of these options vested on the date of grant, November 2, 2021, with an additional one thirty-sixth vesting on the first day of each subsequent month.

(6)      One thirty-sixth (1/36) of these options vested on the date of grant, December 7, 2021, with an additional one thirty-sixth vesting on the first day of each subsequent month.

(7)      One thirty-sixth (1/36) of these options vested on the date of grant, February 23, 2022, with an additional one thirty-sixth vesting on the first day of each subsequent month.

(8)      One thirty-sixth (1/36) of these options vested on the date of grant, May 23, 2023, with an additional one thirty-sixth vesting on the first day of each subsequent month.

(9)      One thirty-sixth (1/36) of these options vested on the date of grant, March 10, 2019, with an additional one thirty-sixth vesting on the first day of each subsequent month.

(10)    On April 24, 2024, the Company entered into a separation agreement and release with Bankole Johnson. As a result of Dr. Johnson’s separation from the Company, all of Dr. Johnson’s options had expired, unexercised, at the date of this proxy statement.

On March 25, 2024, the Compensation Committee awarded Messrs. Claiborne and Truluck options to purchase 60,000 and 25,000 shares of common stock, respectively at an exercise price of $1.35 per share issued on March 25, 2024.

Clawback Policy

The Board has adopted a clawback policy which allows us to recover performance-based compensation, whether cash or equity, from a current or former executive officer in the event of an Accounting Restatement. The clawback policy defines an Accounting Restatement as an accounting restatement of our financial statements due to our material noncompliance with any financial reporting requirement under the securities laws. Under such policy, we may recoup incentive-based compensation previously received by an executive officer that exceeds the amount of incentive-based compensation that otherwise would have been received had it been determined based on the restated amounts in the Accounting Restatement.

The Board has the sole discretion to determine the form and timing of the recovery, which may include repayment, forfeiture and/or an adjustment to future performance-based compensation payouts or awards. The remedies under the clawback policy are in addition to, and not in lieu of, any legal and equitable claims available to the Company.

Employment Agreements

We are currently a party to employment agreements with each of Messrs. Claiborne and Truluck.

In connection with the appointment of Mr. Claiborne as Chief Operating Officer of the Company, we and Mr. Claiborne entered into a three-year employment agreement, effective as of December 7, 2021 (the “Claiborne Employment Agreement”). Pursuant to the terms of the Claiborne Employment Agreement, Mr. Claiborne initially received an annual base salary of $304,000, had a target bonus opportunity equal to 25% of his base salary and devoted no less than 80% of his business time to the affairs of the Company. On August 22, 2022, Mr. Claiborne was appointed Chief Executive Officer by the Board of Directors (at which time he ceased serving as our Chief Operating Officer), at which time his employment agreement was amended to increase his annual base salary to $450,000 and Mr. Claiborne agreed to devote substantially all his business time to the affairs of the Company. On execution of this agreement, Mr. Claiborne was also granted a restricted stock unit for one million shares of common stock, said shares vesting monthly over a three-year period. Mr. Claiborne’s annual salary is subject to increase at the discretion of the Board. The Board may, in its discretion, pay a portion of Mr. Claiborne’s annual bonus in the form of cash or equity or equity-based awards (or any combination thereof). Mr. Claiborne is also subject to certain restrictive covenants, including non-competition and employee and independent contractor non-acceptance (each applicable during employment and for 24 months thereafter), customer non-solicitation, customer non-acceptance and employee and independent contractor non-solicitation (each applicable during employment and for 12 months thereafter), as well as confidentiality (applicable during employment and 7 years thereafter) and non-disparagement restrictions (applicable during employment and at all times thereafter).

Effective upon the closing of the initial public offering, we entered into a three-year employment agreement with Joseph Truluck to serve as our Chief Operating Officer (a position he held until the appointment of Mr. Claiborne as Chief Operating Officer in December 2021) and Chief Financial Officer (the “Truluck EA”), which agreement was amended on February 12, 2021 to extend the term of the agreement to March 31, 2026. Under the Truluck EA, Mr. Truluck initially devoted no less than 50% of his business time to the affairs of our company, which was increased to 75% on February 12, 2021. Pursuant to the terms of the Truluck EA, as amended on March 10, 2019 to increase his salary to $150,000 per annum, as further amended on March 3, 2020 to increase his salary to $170,000 per annum, and as further amended on February 23, 2022, he received an annual salary of $260,000 and had a target bonus opportunity equal 25% of his salary. Mr. Truluck’s annual salary is subject to increase at the discretion of our board of directors. The board of directors has determined to increase to his salary to $288,400 on March 25, 2024. Our board of directors may, in its discretion, pay a portion of Mr. Truluck’s annual bonus in the form of equity or equity-based compensation. Mr. Truluck is also subject to certain restrictive covenants, including non-competition and employee and independent contractor non-acceptance (each applicable during employment and for 24 months thereafter), customer non-solicitation, customer non-acceptance and employee and independent contractor non-solicitation (each applicable during employment and for 12 months thereafter), as well as confidentiality (applicable during employment and 7 years thereafter) and non-disparagement restrictions (applicable during employment and at all times thereafter).

In the event that Mr. Claiborne’s or Mr. Truluck’s (each an “Executive”) employment is terminated by us other than for Cause or by the Executive upon his resignation for Good Reason (as such terms are defined in the Employment Agreement), the Executive will be entitled to any accrued benefits, unpaid bonus earned in the year prior to the termination, a pro-rata portion of the bonus earned during the year of termination, 12 months of COBRA premium reimbursement, and continuation of base salary for 12 months in the case of Mr. Claiborne, or 6 months in the case of Mr. Truluck.

In connection with a Change of Control, in the event that Mr. Claiborne’s employment is terminated by the Company without Cause or by him for Good Reason, within 60 days prior to or 24 months following a Change of Control, in lieu of the aforementioned severance benefits related to termination by us without Cause or by the Executive for Good Reason, Mr. Claiborne will be entitled to any accrued benefits, unpaid bonus earned in the year prior to the termination, a pro-rata portion of the bonus earned during the year of termination, and a lump sum payment equal to two times the sum of Mr. Claiborne’s base salary (at the highest rate in effect during the 24 month period commencing on the date of such Change of Control) and the higher of his target annual bonus opportunity and the annual bonus paid to him with respect to the year prior to termination and 24 months of COBRA premium reimbursement. In the event such termination is upon or within 24 months following a Change of Control, Mr. Claiborne will also be entitled to accelerated vesting of all equity awards that are outstanding as of the termination date under the applicable equity plan or award agreement (with performance goals deemed earned at not less than target performance), provided that with respect to any equity award that is in the form of a stock option or stock appreciation right, such option or right shall remain outstanding and exercisable for 24 months following the termination date (but in no event beyond the expiration date of the applicable option or stock appreciation right). In the event that the Executive’s employment is terminated due to his death or Disability, the Executive (or his estate) will be entitled to any accrued benefits, unpaid bonus earned in the year prior to the termination, a pro-rata portion of the bonus earned during the year of termination, 12 months of COBRA premium reimbursement and accelerated vesting of (a) all equity awards received in payment of base salary or an annual bonus and (b) with respect to any other equity award, the greater of the portion of the unvested equity award that would have become vested within 12 months after the termination date had no termination occurred and the portion of the unvested equity award that is subject to accelerated vesting (if any) upon such termination under the applicable equity plan or award agreement (with performance goals deemed earned at not less than target performance), provided that with respect to any equity award that is in the form of a stock option or stock appreciation right, such option or right shall remain outstanding and exercisable for 12 months following the termination date or, if longer, such period as provided under the applicable equity plan or award agreement (but in no event beyond the expiration date of the applicable option or stock appreciation right).

All severance payments to the Executives will be subject to the execution and non-revocation of a release of claims by the Executive or his estate, as applicable.

For purpose of each of the Claiborne EA and Truluck EA, “Good Reason” is defined as the occurrence of any of the following events without the respective Executive’s consent: (i) a material reduction in the Executive’s duties, responsibilities or authority; (ii) a reduction of the Executive’s base salary; (iii) failure or refusal of a successor to us to either materially assume our obligations under the employment agreement or enter into a new employment agreement with the Executive on terms that are materially similar to those provided under this Agreement, in any case, in the event of a Change of Control; (iv) relocation of the Executive’s primary work location that results in an increase in the Executive’s one-way driving distance by more than twenty-five (25) miles from the Executive’s then-current principal residence; or (v) a material breach of the employment agreement by us. Further, Good Reason shall not be deemed to exist unless certain conditions are met, including that the Executive provide at least sixty (60) days written notice to the Company constituting his basis for Good Reason and the Company’s failure to cure such condition within thirty (30) days of receipt of such notice.

For purposes of the Claiborne EA and Truluck EA, “Cause” is defined as that the Executive shall have engaged in any of the following acts or that any of the following events shall have occurred, all as determined by the board of directors in its sole and absolute discretion: (i) conviction for, or entering of a plea of guilty or nolo contendere (or its equivalent under any applicable legal system) with respect to (A) a felony or (B) any crime involving moral turpitude; (ii) commission of fraud, misrepresentation, embezzlement or theft against any person; (iii) engaging in any intentional activity that injures or would reasonably be expected to injure (monetarily or otherwise), in any material respect, the reputation, the business or a business relationship of the Company or any of its affiliates; (iv) gross negligence or willful misconduct in the performance of the Executive’s duties to us or its affiliates under this Agreement, or willful refusal or failure to carry out the lawful instructions of the board of directors that are consistent with the Executive’s title and position; (v) violation of any fiduciary duty owed to us or any of its affiliates; or (vi) breach of any restrictive covenant (as defined) or material breach or violation of any other provision of the employment agreement, of a written policy or code of conduct of our company or any of our affiliates (as in effect from time to time) or any other agreement between the Executive and we or any of our affiliates. Except when such acts constituting Cause which, by their nature, cannot reasonably be expected to be cured, the Executive will have twenty (20) days following the delivery of written notice by the Company of its intention to terminate the Executive’s employment for Cause within which to cure any acts constituting Cause. Following such twenty (20) day cure period, and if the reason stated in the notice is not cured, the Executive shall be given five (5) business days prior written notice to appear (with or without counsel) before the full Board for the opportunity to present information regarding his views on the alleged Cause event. After we provide the original notice of our intent to terminate Executive’s employment for Cause, we may suspend the Executive, with pay, from all his duties and responsibilities and prevent him from accessing our or our affiliates premises or contacting any of our personal or any of our affiliates until a final determination on the hearing is made. The Executive will not be terminated for Cause until a majority of the independent directors approve such termination following the hearing.

For the purposes of each of the Claiborne EA and Truluck EA, “Change of Control” is defined as: (i) the accumulation over a twelve (12) month period, whether directly or indirectly, by any individual, entity or group of our securities representing over fifty (50%) percent of the total voting power of all our then outstanding voting securities; (ii) a merger or consolidation of us in which our voting securities immediately prior to the merger or consolidation do not represent, or are not converted into securities that represent, a majority of the voting power of all voting securities of the surviving entity immediately after the merger or consolidation; (iii) a sale of substantially all of our assets; or (iv) during any period of twelve (12) consecutive months, our current directors, together with any new director whose election by the board of directors or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then still in office, cease for any reason to constitute at least a majority of the board of directors.

Consulting Agreements

Tony Goodman

On March 15, 2023, we entered into a nine-month consulting agreement with Tony Goodman (the “Goodman Consulting Agreement”), one of our directors. Pursuant to the terms of the Goodman Consulting Agreement, Mr. Goodman is to receive a cash payment of $22,000 per month and received a grant of 100,000 shares of Common Stock upon consummation of a partnering transaction if such transaction is consummated prior to December 31, 2024. On January 18, 2024, Mr. Goodman was appointed as our Chief Operating Officer. In such capacity, he will be paid compensation of $25,000 per month and will devote no less than 75% of his business time to performing this role.

Effective March 15, 2023, we entered in a master services agreement (the “Services Agreement”) with The Keswick Group, LLC, of which Tony Goodman is the founder and principal, pursuant to which The Keswick Group, LLC has agreed to serve as a business consultant to lead our partnering efforts for AD04 for nine months at a monthly fee of $22,000, with a performance bonus of 4,000 shares of our restricted common stock issuable upon our completion of a partnering agreement for AD04 through its efforts. The opportunity to earn the restricted stock performance bonus expires if a partnering agreement has not been completed before December 31, 2024. The Services Agreement may be terminated by either party upon thirty (30) days’ notice.

On January 17, 2024, we entered into a Statement of Work #2 (“SOW#2”) to the Services Agreement, with The Keswick Group, LLC, pursuant to which Mr. Goodman has agreed to serve in the capacity as our Chief Operating Officer at a compensation of $25,000 per month and devote no less than 75% of his business time to performing this role.

Bankole Johnson

Bankole Johnson served as our Chief Medical Officer from March 24, 2019 until May 17, 2024, the effective date of termination of his consulting agreement with us. Dr. Johnson also served as the Chairman of our Board from November 2010 until March 24, 2019. Dr. Johnson is a world-leading neuroscientist and a pioneer in the development of medications for the treatment of alcohol abuse and is the inventor of all patents covering AD04. In August 2013, he was appointed Chairman of the Department of Psychiatry at the University of Maryland School of Medicine and also leads the Brain Science Research Consortium Unit at the University of Maryland, a position he held until March 2019 to devote greater focus to his new duties with us. Previously, from 2004 until August 2013, he served as Alumni Professor and Chairman of the Department of Psychiatry and Neurobehavioral Sciences at the University of Virginia.

On March 24, 2019, we entered into a three-year consulting agreement with Bankole Johnson. Dr. Johnson’s consulting agreement with us (the “Johnson Consulting Agreement”) provided that Dr. Johnson will serve as our Chief Medical Officer and devote 75% of his working time to our business and affairs and will receive: (i) an annual fee of $375,000 a year; (ii) a signing bonus of $250,000 (which he received); and (iii) an option to purchase 250,000 shares of our common stock, which vested pro rata on a monthly basis over a thirty-six month period. The options were exercisable for a period of ten years from the date of grant and have an exercise price of $3.01 per share, have but expired, unexercised, as a result of the termination of the Johnson Consulting Agreement (see below). On March 22, 2022, the agreement was extended for an additional three-year term, to expire on March 21, 2025 and amended to be terminable by either party for any reason on 30 days prior written notice to the other party. On September 8, 2022, the agreement was further amended to increase the annual fee due Dr. Johnson to $435,000 and to grant Dr. Johnson a number of bonuses in cash and equity, contingent on achieving certain milestones.

On April 10, 2024, we provided Dr. Johnson with notice of termination of the Johnson Consulting Agreement. As a result of such termination, effective as of May 17, 2024, Dr. Johnson ceased serving as our Chief Medical Officer. On April 24, 2024, we entered into a separation agreement with Dr. Johnson providing for Dr. Johnson’s continued service as a consultant on an hourly basis at the rate of $850 per hour as needed, a separation payment of $56,792, and for certain payments under our equity incentive plan for grants received by us as a result of his efforts related to the development of AD04, and upon the achievement of certain milestones on or before December 31, 2024, up to an aggregate of $225,000. In June of 2024, we determined that Dr. Johnson had achieved milestones resulting in payments due to him of $40,000.

Employment Agreement with Former Chief Executive Officer

Effective upon the closing of our initial public offering, we entered into a five-year employment agreement with William B. Stilley to serve as our Chief Executive Officer, which agreement was amended on February 12, 2021 to extend the term of the agreement to March 31, 2026 (the “Stilley EA”). Under the Stilley EA, as amended on March 10, 2019 to increase his salary to $400,000 and further amended on February 12, 2021 and March 17, 2021, Mr. Stilley received an annual salary of $410,000 and had a target bonus opportunity equal to 40% of his salary. Mr. Stilley’s annual salary was subject to increase at the discretion of our board of directors. On August 22, 2022, Mr. Claiborne became Chief Executive Officer and Mr. Stilley was appointed by the Board to be Chief Executive Officer of the Company’s wholly owned subsidiary, Purnovate, Inc. At this time, his employment agreement was amended to reduce his annual salary equal to $260,000. Our board of directors could, in its discretion, pay a portion of Mr. Stilley’s annual bonus in the form of equity or equity-based compensation, provided that commencing with the year following the year in which a Change of Control (as defined in the Stilley EA) occurs, Mr. Stilley’s annual bonus was paid in cash. Mr. Stilley is also subject to certain restrictive covenants, including a non-competition (applicable during employment and for 24 months thereafter), customer non-solicitation and employee and independent contractor non-solicitation (each applicable during employment and for 12 months thereafter), as well as confidentiality (applicable during employment and 7 years thereafter) and non-disparagement restrictions (applicable during employment and at all times thereafter). On January 27, 2023, we entered into an amendment to the Stilley EA, as amended, that (i) deleted the provision of the employment agreement that provided that the termination by Mr. Stilley of his employment on or before February 22, 2023 shall be deemed to be a termination by him for good reason and (ii) added a provision to the employment agreement providing that Mr. Stilley will not serve on a full time basis for us and may provide services to other businesses including Adovate. Effective May16, 2023, the Stilley EA was assumed by Adovate, LLC on exercise of Adovate’s option to purchase the business of Purnovate, Inc., leaving the Company with no obligations under the agreement. Mr. Stilley remained a member of the Board. On September 18, 2023, Mr. Stilley notified us of his decision to resign, effective at such date, from his position as a member of the Board and any other executive positions with us and our subsidiaries.

Indemnification Agreements

We entered into agreements with each Executive and each director under which we will be required to indemnify them against expenses, judgments, damages, liabilities, losses, penalties, excise taxes, fines and amounts paid in settlement and other amounts actually and reasonably incurred in connection with an actual or threatened proceeding if any of them may be made a party because the Executive or director is or was one of our Executives. We will be obligated to pay these amounts only if the executive or director acted in good faith and in a manner that he or she reasonably believed to be in or not opposed to our best interests. With respect to any criminal proceeding, we will be obligated to pay these amounts only if the Executive or director had no reasonable cause to believe his/her conduct was unlawful. The indemnification agreements also set forth procedures that will apply in the event of a claim for indemnification.

PAY VERSUS PERFORMANCE

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid (as defined in Item 402(v) of Regulation S-K) and certain financial performance of the Company. For the most recently completed fiscal year, the Company did not use any “financial performance measures” as defined in Item 402(v) of Regulation S-K to link compensation paid to our Named Executive Officers, or NEOs, to the Company’s performance. We are also permitted to report as a “smaller reporting company” as defined under the U.S. federal securities laws. Accordingly, we have not included a tabular list of financial performance measures, and the table below does not include a column for a “Company-Selected Measure” as defined in Item 402(v) of Regulation S-K. The Compensation Committee did not consider the pay versus performance disclosure when making its incentive compensation decisions.

Year	Summary Compensation Table Total for Current PEO(1)	Compensation Actually Paid to Current PEO(2)	Summary Compensation Table Total for Former PEO(3)	Compensation Actually Paid to Former PEO(4)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(5)	Compensation Actually Paid to Non-PEO NEO(6)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return(7)	Net Loss(8)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2023	$801,621	$575,598	$—	$—	$412,017	$400,427	$2.76	$(5,123,341)
2022	$1,196,988	$594,727	$591,576	$330,788	$499,968	$281,721	$7.96	$(12,731,416)

____________

(1)      The dollar amounts reported in column (b) are the amounts of total compensation reported for Cary Claiborne, the Corporation’s Chief Executive Officer for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation — Summary Compensation Table.”

(2)      The dollar amounts under column (c) represent the amount of “compensation actually paid” to Cary Claiborne, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Claiborne during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the adjustments in the table below were made to Mr. Claiborne’s total compensation for each year to determine the compensation actually paid:

Year	Summary Compensation Table Total	Deduct: Option and Stock Awards Included in Summary Compensation (a)	Add: Fair Value of Equity Awards Granted in Fiscal Year and Unvested as of Year- End (b)	Add: Fair Value of Equity Awards Granted in Fiscal Year and Vested as of Year- End (c)	Add: Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Fiscal Years (d)	Add: Change in Fair Value as of Vesting Date of Equity Awards Granted in Prior Years which Vested in Fiscal Year (e)	Compensation Actually Paid
2023	801,621	(73,314)	10,973	9,915	(85,513)	(88,084)	575,598
2022	1,196,988	(600,862)	215,531	110,474	(247,653)	(79,751)	594,727

The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following:

(a)      The grant date fair value of equity-based awards, as reported in the Summary Compensation Table.

(b)      The year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year.

(c)      The year-end fair value of any equity awards granted in the applicable year that are outstanding and vested as of the end of the year.

(d)      The amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year.

(e)      For awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value.

(3)      The dollar amounts reported in column (d) are the amounts of total compensation reported for William B. Stilley, the Corporation’s Former Chief Executive Officer until August 18, 2022 for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation — Summary Compensation Table.”

(4)      The dollar amounts under column (e) represent the amount of “compensation actually paid” to William B. Stilley, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Stilley during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the adjustments in the table below were made to Mr. Stilley’s total compensation for each year to determine the compensation actually paid:

Year	Summary Compensation Table Total	Deduct: Option and Stock Awards Included in Summary Compensation (a)	Add: Fair Value of Equity Awards Granted in Fiscal Year and Unvested as of Year-End (b)	Add: Fair Value of Equity Awards Granted in Fiscal Year and Vested as of Year- End (c)	Add: Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Fiscal Years (d)	Add: Change in Fair Value as of Vesting Date of Equity Awards Granted in Prior Years which Vested in Fiscal Year (e)	Compensation Actually Paid
2022	591,576	(166,666)	463,821	—	(232,847)	(325,097)	330,788

The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following:

(a)      The grant date fair value of equity-based awards, as reported in the Summary Compensation Table.

(b)      The year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year.

(c)      The year-end fair value of any equity awards granted in the applicable year that are outstanding and vested as of the end of the year.

(d)      The amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year.

(e)      For awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value.

(5)      The dollar amounts reported in column (f) are the amounts of total compensation reported for NEOs. The non-PEO NEOs for the 2023 and 2022 period were Joseph A. M. Truluck, the Corporation’s Chief Financial Officer and Bankole A. Johnson, the Corporation’s Chief Medical Officer. Refer to “Executive Compensation — Summary Compensation Table.”

(6)      The dollar amounts under column (g) represent the amount of “compensation actually paid” to Joseph A. M. Truluck and Bankole A. Johnson, the Non-PEO NEOs within the applicable years, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Truluck and Johnson during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the adjustments in the table below were made to Mr. Truluck and Johnson’s total compensation for each year to determine the compensation actually paid:

Year	Summary Compensation Table Total	Deduct: Option and Stock Awards Included in Summary Compensation (a)	Add: Fair Value of Equity Awards Granted in Fiscal Year and Unvested as of Year-End (b)	Add: Fair Value of Equity Awards Granted in Fiscal Year and Vested as of Year- End (c)	Add: Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Fiscal Years (d)	Add: Change in Fair Value as of Vesting Date of Equity Awards Granted in Prior Years which Vested in Fiscal Year (e)	Compensation Actually Paid
2023	412,017	(15,274)	3,017	2,727	(2,521)	462	400,427
2022	499,968	(109,971)	5,386	17,050	(57,503)	(73,209)	281,721

The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following:

(a)      The grant date fair value of equity-based awards, as reported in the Summary Compensation Table.

(b)      The year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year.

(c)      The year-end fair value of any equity awards granted in the applicable year that are outstanding and vested as of the end of the year.

(d)      The amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year.

(e)      For awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value.

(7)      Pursuant to SEC rules, the total shareholder return (“TSR”) figures assume an initial investment of $100 on December 31, 2021. Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period. The calculation of TSR was based upon the closing price of a share of the Corporation’s common shares on the last day of its 2023, 2022 and 2021 fiscal years, which prices were $1.86, $5.38, $67.50, respectively.

(8)      Refer to the Corporation’s Consolidated Statements of Operations as presented in its Annual Report on Form 10-K filed on December 31, 2023.

Analysis of the Information Presented in the Pay Versus Performance Table

As described in more detail above in “Executive Compensation” the Company’s executive compensation program reflects a performance-driven compensation philosophy. While the Company utilizes several performance measures to align executive compensation with Company performance, those Company measures are not financial performance measures and are therefore not presented in the Pay Versus Performance table. Moreover, the Company generally seeks to incentivize long-term performance, and therefore does not specifically align the Company’s performance measures with “compensation actually paid” (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table above.

Compensation Actually Paid and Cumulative TSR

The chart below shows the relationship between the compensation actually paid to our PEO and the average compensation actually paid to our non-PEO NEOs, on the one hand, to the Company’s cumulative TSR over the three years presented in the table, on the other.

Compensation Actually Paid and Cumulative TSR
Cumulative Total Shareholders' Return
$9.00
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$-
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$-
12/31/22
12/31/23
PEO
Former PEO
Average non-PEO NEOs
Investment Value

Compensation Actually Paid and Net Loss

The chart below shows the relationship between the compensation actually paid to our PEO and the average compensation actually paid to our non-PEO NEOs, on the one hand, to the Company’s net income, on the other hand.

All information provided above under the heading “Pay Versus Performance” will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.

OTHER INFORMATION REGARDING THE COMPANY

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information, as of September 26, 2024, with respect to the beneficial ownership of our common stock by each of the following:

•        each person who is known by us to be the beneficial owner of more than 5% of our outstanding common stock;

•        each of our directors;

•        each of our named executive officers; and

•        all of our directors and current executive officers as a group.

As of September 26, 2024, we had 6,405,781 shares of common stock outstanding.

We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of common stock issuable pursuant to the exercise of profits interest units, warrants or other rights that are either immediately exercisable or exercisable on or before November 25, 2024, which is approximately 60 days after the Record Date. These shares are deemed to be outstanding and beneficially owned by the person holding those options or warrants for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

Except as otherwise noted below, the address for each of the individuals and entities listed in this table is c/o Adial Pharmaceuticals, Inc., 4870 Sadler Rd, Suite 300, Glen Allen, Virginia 23060.

Name and address of beneficial owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned
Directors and named executive officers
Cary J. Claiborne (Chief Executive Officer, President, and Director)(1)	89,984	2.08%
Joseph Truluck (Chief Financial Officer)(2)	44,677	1.03%
J. Kermit Anderson (Director)(3)	9,790	*
Robertson H. Gilliland, MBA (Director)(4)	9,790	*
Bankole Johnson, DSc, MD (Former Chief Medical Officer)(5)	23,504	*
James W. Newman, Jr. (Director)(6)	24,016	*
Kevin Schuyler, CFA (Director)(7)	16,888	*
Tony Goodman (Chief Operating Officer and Director)(8)	18,696	*

All current executive officers and directors as a group (7 persons)(9)	237,343	5.24%

____________

*        less than 1%

(1)      Comprised of 60,799 shares of common stock and an option to purchase 29,185 shares of common stock which will vest within 60 days of September 26, 2024, which shares were part of total option grants to purchase 79,866 shares of our common stock.

(2)      Comprised of 10,605 shares of our common stock. Includes option to purchase 34,072 shares of common stock, which will vest within 60 days of September 26, 2024, which shares were part of a total option grant to purchase 55,405 shares of our common stock.

(3)      Includes option to purchase 9,790 shares of common stock which will vest within 60 days of September 26, 2024, which shares were part of total option grants to purchase 19,823 shares of our common stock.

(4)      Includes option to purchase 9,790 shares of common stock which will vest within 60 days of September 26, 2024, which shares were part of total option grants to purchase 19,823 shares of our common stock.

(5)      Includes (i) 5,929 shares of our common stock, owned by En Fideicomiso De Mi Vida 11/23/2010 (Trust); (ii) 3,720 shares of our common stock owned by En Fidecomiso de Todos Mis Suenos Grantor Retained Annuity Trust dated June 27, 2017; (iii) 8,041 shares of our common stock and a warrant to purchase 131 shares of our common stock having an exercise price of $190.86, both owned directly by Bankole A. Johnson; (iv) 892 shares of our common stock owned by En Fideicomiso De Mis Suenos 11/23/2010 (Trust); (v) 403 shares of our common stock owned by De Mi Amor 11/23/2010 (Trust); (vi) an aggregate of 372 shares of our common stock owned by Efunbowale Johnson, Ade Johnson, Lola Johnson, Lina Tiouririne, and Aida Tiouririne from whom Dr. Johnson has an voting proxy, (vi) 1,618 shares of our common stock owned by Medico-Trans Company, LLC. Medico-Trans Company, LCC is controlled by Bankole Johnson. Dr. Johnson is the Trustee of each Trust.

(6)      Includes (i) 6,117 shares of common stock, a warrant to purchase 216 shares of our common stock having an exercise price of $0.13 per share, and a warrant to purchase 198 shares of our common stock having an exercise price of $190.86 per share, all owned by Virga Ventures, LLC; (ii) 1,646 shares of our common stock and a warrant to acquire 94 shares of our common stock having an exercise price of $190.86 per share, all owned by Newman GST Trust FBO James W. Newman Jr; (iii) 2,008 shares of our common stock and a warrant to acquire 47 shares of our common stock having an exercise price of $190.86 per share, both owned by Ivy Cottage Group, LLC.; (iv) 1,379 shares of our common stock, a warrant to acquire 108 shares of our common stock having an exercise price of $0.13 per share, and a warrant to acquire 28 shares of our common stock having an exercise price of $190.86 per share, all owned by Rountop Limited Partnership, LLP; (v) 1,385 shares of common stock held in a Roth IRA for the benefit of Mr. Newman; (vi) 800 shares of common stock owned directly by Mr. Newman, and (vii) 200 shares of common stock owned by Courtney Newman, daughter of Mr. Newman. Mr. Newman is the sole member of Virga Ventures, LLC, the general partner of Ivy Cottage Group, LLC and Rountop Limited Partnership, LLP, and Trustee of the Newman GST Trust. Includes option to purchase 9,790 shares of common stock which will vest within 60 days of September 26, 2024, which shares were part of total option grants to purchase 19,823 shares of our common stock.

(7)      Includes (i) 121 shares of our common stock, a warrant to acquire 78 shares of our common stock at an exercise price of $0.13 per share, and a warrant to acquire 46 shares of common stock at exercise price of $190.86, owned by Carolyn M. Schuyler, Mr. Schuyler’s wife, (ii) warrant to acquire 40 shares common stock at exercise price of $0.13 per share and warrant to acquire 345 shares common stock at exercise price of $190.86 per share, all owned by the Kevin William Schuyler 2020 Irrevocable Perpetuities Trust, for which Mr. Schuyler’s wife Carolyn M. Schuyler, is trustee, and (iii) 5,768 shares of common stock, all owned directly by MVA 151 Investors, LLC. MVA 151 Investors, LLC is an entity under Mr. Schuyler’s control. Includes option to purchase 9,790 shares of common stock which will vest within 60 days of September 26, 2024, which shares were part of total option grants to purchase 19,823 shares of our common stock.

(8)      Includes 350 shares of our common stock. Mr. Goodman has also been granted an option to purchase 51,046 shares of our common stock, of which 18,346 are vested and exercisable within 60 days of September 26, 2024.

(9)      Includes all of the current directors and all of the current executive officers.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

Pursuant to our charter, our Audit Committee shall review on an on-going basis for potential conflicts of interest, and approve if appropriate, all our “Related Party Transactions” as required by of Nasdaq Rule 4350(h). For purposes of the Audit Committee Charter, “Related Party Transactions” shall mean those transactions required to be disclosed pursuant to SEC Regulation S-K, Item 404.

The following is a summary of transactions since January 1, 2022 to which we have been a party in which the amount involved exceeded $120,000 and in which any of our executive officers, directors or beneficial holders of more than five percent of our capital stock had or will have a direct or indirect material interest, other than compensation arrangements which are described under the sections of this proxy statement “Director Compensation” and “Executive Compensation.”

Review, Approval and Ratification of Transactions with Related Persons

The general policy of Adial Pharmaceuticals, Inc. and our audit committee is that all material transactions with a related-party and agreements with related parties, as well as all material transactions in which there is an actual, or in some cases, perceived, conflict of interest, will be subject to prior review and approval by our audit committee and its independent members, which will determine whether such transactions or proposals are fair and reasonable to our company and our stockholders. In general, potential related-party transactions will be identified by our management and discussed with our audit committee at our audit committee’s meetings. Detailed proposals, including, where applicable, financial and legal analyses, alternatives and management recommendations, will be provided to our audit committee with respect to each issue under consideration and decisions will be made by our audit committee with respect to the foregoing related-party transactions after opportunity for discussion and review of materials. When applicable, our audit committee will request further information and, from time to time, will request guidance or confirmation from internal or external counsel or auditors. Our policies and procedures regarding related-party transactions are set forth in our Audit Committee Charter and Code of Business Conduct and Ethics, both of which are publicly available on our website at www.adial.com under the heading “Investors — Corporate Governance.”

Related-Party Transactions

Except as disclosed below and in the section entitled “Executive Compensation” there were no related party transactions during the two years ended December 31, 2023 or the current year as of the filing of this proxy statement.

License with University of Virginia Patent Foundation

In January 2011, we entered into an exclusive, worldwide license agreement with the University of Virginia Patent Foundation, dba UVA Licensing and Ventures Group (“UVA LVG”) for rights to make, use or sell licensed products in the United States based upon the ten separate patents and patent applications made and held by UVA LVG. As consideration for the rights granted in the UVA LVG License, that we are obligated to pay UVA LVG yearly license fees and milestone payments, as well as a royalty based on net sales of products covered by the patent-related rights. More specifically, we paid UVA LVG a license issue fee and is obligated to pay UVA LVG (i) annual minimum royalties of $40,000 commencing in 2017; (ii) a $20,000 milestone payments upon dosing the first patient under a Phase 3 human clinical trial of a licensed product, $155,000 upon the earlier of the completion of a Phase 3 trial of a licensed product, partnering of a licensed product, or our sale, $275,000 upon acceptance of an NDA by the Food and Drug Administration, and $1,000,000 upon approval for sale of AD04 in the U.S., Europe or Japan; as well as (iii) royalties equal to a 2% and 1% of net sales of licensed products in countries in which a valid patent exists or does not exist, respectively, with royalties paid quarterly. In the event of a sublicense to a third party, we are obligated to pay royalties to UVA LVG equal to a percentage of what we would have been required to pay to UVA LVG had it sold the products under sublicense ourselves. In addition, we are required to pay to UVA LVG 15% of any sublicensing income. A certain percentage of these payments by us to the UVA LVG may then be distributed to our former Chairman of the Board who currently serves as our Chief Medical Officer in his capacity as inventor of the patents by the UVA LVG in accordance with their policies at the time. During both the years ended December 31, 2023 and 2022, we recognized $40,000 minimum license royalty expenses under this agreement. At both December 31, 2023 and 2022, total accrued royalties and fees due to UVA LVG were $40,000, shown on our balance sheet as accrued expenses, related party.

Incentive Plan

On April 1, 2018, the board of directors approved and then revised, respectively, a Grant Incentive Plan to provide incentive for Bankole A. Johnson (the “Plan Participant”) to secure grant funding for us. Under the Grant Incentive Plan, we will make a cash payment to the Plan Participant each year based on the grant funding received by us in the preceding year in an amount equal to 10% of the first $1 million of grant funding received and 5% of grant funding received in the preceding year above $1 million. Amounts to be paid to the Plan Participants will be paid to each as follows: 50% in cash and 50% in stock. As of December 31, 2023, no grant funding that would result in a payment to the Plan Participant had been obtained.

Consulting Agreement

On March 24, 2019, we entered into a consulting agreement (the “Consulting Agreement”) with Dr. Bankole A. Johnson, who at the time of the agreement was serving as the Chairman of the Board of Directors, for his service as our Chief Medical Officer. The Consulting Agreement had a term of three years, unless terminated by mutual consent or by the Company for cause. Dr. Johnson resigned as Chairman of the Board of Directors at the time of execution of the consulting agreement. Under the terms of the Consulting Agreement, Dr. Johnson’s annual fee of $375,000 per year is paid twice per month. On September 8, 2022, Dr. Johnson’s consulting agreement was amended to increase his annual compensation to $430,000 annually and to pay him series of bonuses in cash and shares on the occurrence of certain milestones, the agreement to continue until terminated on 30 days notice by either party. We recognized $435,000 and $416,200 in compensation expense in the years ended December 31, 2023 and 2022, respectively, due to this agreement.

Orbytel Consulting Agreement

On October 24, 2022, we entered into a Master Services Agreement (the “MSA”) with Abuwala & Company, LLC, dba as Orbytel, for provision of strategic consulting services. Orbytel made it known that it intended to utilize the services of the Keswick Group, LLC as a subcontractor in the provision of these services. Tony Goodman, a director, is the founder and principal of Keswick Group, LLC, therefore Orbytel was considered a related party. During the years ended December 31, 2023 and 2022, we recognized the remaining $57,750 and $151,500, respectively, in expenses under this agreement.

Purnovate Option Agreement

On January 27, 2023, the Company and Adovate, LLC (“Buyer”) entered into an Option Agreement (the “Option Agreement”) pursuant to which the Company granted to the Buyer an exclusive option for a period of one hundred twenty (120) days from the effective date of the Agreement (the “Option Term”) for Buyer or its designated affiliate to acquire all of the assets of Purnovate, a wholly owned subsidiary of the Company. William Stilley, who at the time was a director and Executive Vice President of the Company and Chief Executive Officer of Purnovate, served as the President of Buyer and is the principal stockholder of Buyer. As consideration for the Option Agreement, the Company and Mr. Stilley entered into an amendment to Mr. Stilley’s employment agreement, as amended (the “Stilley Amendment”), that (i) deleted the provision of the employment agreement that provided that the termination by Mr. Stilley of his employment on or before February 22, 2023 shall be deemed to be a termination by him for good reason and (ii) added a provision to the employment agreement providing that Mr. Stilley will not serve on a full time basis for the Company and may provide services to other businesses including Buyer. The Option Agreement also provided that the Buyer may elect to acquire all of the equity of Purnovate from the Company instead of purchase all of the assets of Purnovate.

The Buyer had the right to extend the Option Term for an additional thirty (30) consecutive day period by the payment of One Hundred Thousand Dollars ($100,000) to the Company prior to the end of the original Option Term, and Buyer could also extend the Option Term for another thirty (30) consecutive day period by the payment of Fifty Thousand Dollars ($50,000) to the Company prior to the end of the extended Option Term.

The Buyer had the right to exercise the Option by paying a cash exercise price of $150,000. Upon exercise of the Option, the Option Agreement provides that the Company will transfer to and Buyer was obligated to assume liabilities of Purnovate, including: (i) trade payables incurred for services or purchases by Purnovate exclusively for its research operations; (ii) any unpaid salaries of personnel on Purnovate’s payroll; and (iii) the lease for 1180 Seminole Trail, Suite 495, Charlottesville, VA 22901 (as modified). All other Purnovate liabilities, pursuant to the Option Agreement were to be retained by, or transferred to, the Company and any amounts owed by Purnovate to Company to be extinguished. The Company was to be reimbursed by Buyer for any Purnovate expenditures incurred and paid commencing December 2022, to be paid within thirty (30) days of execution of the final acquisition agreement, and will hold a security interest in the assets of Buyer until the expense reimbursement is paid in full and the equity in Buyer described below is issued to Company.

The Option Agreement sets forth the terms of the definitive acquisition agreement to be negotiated in good faith by the parties after exercise of the Option which include: (i) a cash payment of $300,000 upon the completion of the definitive acquisition agreement (in additional to the option exercise fee); (ii) the issuance by Buyer to Company of 19.99% of the equity of Buyer within thirty (30) days of execution of the final acquisition agreement (such 19.99% to be subject to anti-dilution protection until the Buyer has raised $4,000,000); (iii) the assumption by Buyer of the obligations of Company under that certain Equity Purchase Agreement by and among Company, Purnovate, the members of Purnovate, and Robert D. Thompson as the member’s representative, dated December 7, 2020 and amended January 25, 2021 (the “PNV EPA”); (iv) the assumption by Buyer of the obligations of Company under that certain Employment Agreement, dated July 31, 2018, as amended, by and between Company and William Stilley; (v) a low, single digit royalty payments on net sales; (vi) cash payments of up to approximately $11 million in development and approval milestones for each compound after payments to the prior members of Purnovate pursuant to the PNV EPA; and (vii) cash payments of up to an aggregate of $50,000,000 upon the achievement of certain commercial milestones.

The Option Agreement was approved by the Company’s Board of Directors and by a committee of the Company’s Board of Directors consisting solely of independent directors.

On May 8, 2023, Adovate gave irrevocable notice of its exercise of the option (the “Option”) to acquire all of the assets and business of Purnovate under the Option Agreement. In connection with exercise of the Option, we received from Adovate a non-refundable option exercise fee and upfront payment of $450,000 and entered into an option exercise agreement with Adovate (the “Option Exercise Agreement”) providing that the exercise of the Option will be effective as of May 16, 2023 and that any Purnovate expenses incurred on or subsequent to May 16, 2023 will be the sole responsibility of Adovate.

On September 18, 2023, we entered into a final acquisition agreement (the “FAA”) with Adovate to memorialize the sale effective on June 30, 2023 (the “Sale”) to Adovate of the assets and business of Purnovate pursuant to the Option Agreement and Option Exercise Agreement. The FAA provides that the reimbursable expenses shall be set at $1,050,000, of which $350,000 was previously paid on June 30, 2023 to the Company by Adovate, $350,000 was to be paid within 48 hours following the execution of the FAA, which was paid and received on September 20, 2023, and $350,000 is to be paid in increments of 25% of each equity raise by Adovate within 72 hours following the receipt of such proceeds and in full by December 2, 2023. The FAA also provides for anti-dilution protection from future Adovate equity raises in order to maintain at least 15% ownership in Adovate. The anti-dilution protection expires upon Adovate receiving $4,000,000 in cumulative funding since January 27, 2023.

Adovate Shared Services Agreement

On July 1, 2023, we entered into a shared services agreement with Adovate, Inc., in which the Company holds a significant equity stake, for sharing of the efforts of certain Adovate employee time and use of Adovate office space and equipment, and for the sharing of efforts of certain of our employees. In the six months ended June 30, 2024 and 2023, the Company recognized $14,256 and zero dollars, respectively, in expenses associated with this agreement.

OTHER MATTERS

As of the date of this proxy statement, the Board of Directors of Adial knows of no other matters to be presented for stockholder action at the 2024 Annual Meeting. However, other matters may properly come before the 2024 Annual Meeting or any adjournment or postponement thereof. If any other matter is properly brought before the 2024 Annual Meeting for action by the stockholders, proxies in the enclosed form returned to Adial will be voted in accordance with the recommendation of the Board of Directors.

ANNUAL REPORT/FORM 10-K

Adial’s Annual Report on Form 10-K for the year ended December 31, 2023 is being mailed to certain stockholders concurrently with this proxy statement. Copies of the Company’s Annual Report on Form 10-K as filed with the SEC and any amendments thereto may be obtained without charge by writing to Adial Pharmaceuticals, Inc., 4870 Sadler Road, Suite 300, Glen Allen, Virginia 23060, Attention: Corporate Secretary. A complimentary copy may also be obtained at the internet website maintained by the SEC at www.sec.gov, and by visiting our internet website at www.adial.com.

NOTICE REGARDING DELIVERY OF STOCKHOLDER DOCUMENTS
(“HOUSEHOLDING” INFORMATION)

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering a single copy of these materials to an address shared by two or more Adial stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies and intermediaries. A number of brokers and other intermediaries with account holders who are our stockholders may be householding our stockholder materials, including this proxy statement. In that event, a single proxy statement, as the case may be, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or other intermediary that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent, which is deemed to be given unless you inform the broker or other intermediary otherwise when you receive or received the original notice of householding. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker or other intermediary to discontinue householding and direct your written request to receive a separate Proxy Statement to us at: Adial Pharmaceuticals, Inc., Attention: Corporate Secretary, 4870 Sadler Road, Suite 300, Glen Allen, Virginia 23060 or by calling us at (804) 487-8196. Stockholders who currently receive multiple copies of the Proxy Statement at their address and would like to request householding of their communications should contact their broker or other intermediary.

STOCKHOLDER PROPOSALS FOR THE 2025 Annual Meeting

Stockholders who intend to present proposals at the 2025 Annual Meeting under SEC Rule 14a-8 must ensure that such proposals are received by the Corporate Secretary of the Company not later than May 29, 2025. Such proposals must meet the requirements of the SEC to be eligible for inclusion in the Company’s 2025 proxy materials.

Generally, timely notice of any director nomination or other proposal that any stockholder intends to present at the 2025 Annual Meeting, but does not intend to have included in the proxy materials prepared by the Company in connection with the 2025 Annual Meeting, must be delivered in writing to the Corporate Secretary at the address above not less than 90 days nor more than 120 days before the first anniversary of the prior year’s meeting. As a result, stockholders who intend to present proposals at the 2025 Annual Meeting under these provisions must give written notice to the Corporate Secretary, and otherwise comply with the Bylaw requirements, no earlier than the close of business on July 15, 2025, and no later than the close of business on August 14, 2025. However, if we hold the 2025 Annual Meeting on a date that is not within 30 days before or 30 days after November 12, 2025, we must receive the notice not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of the 2025 Annual Meeting is first made. In addition, the stockholder’s notice must set forth the information required by our Bylaws with respect to each stockholder making the proposal and each proposal and nomination that such stockholder intends to present at the 2025 Annual Meeting. All proposals should be addressed to the Corporate Secretary, Adial Pharmaceuticals, Inc., 4870 Sadler Road, Suite 300, Glen Allen, Virginia 23060.

In addition to satisfying the foregoing requirements, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than September 13, 2025. If such meeting date is changed by more than 30 days, then notice pursuant to Rule 14a-19 must be provided by the later of 60 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public announcement of the date of the annual meeting is first made.

By order of the Board of Directors,
/s/ Cary J. Claiborne
Cary J. Claiborne
Chief Executive Officer and President and Director

Glen Allen, Virginia
September 26, 2024

APPENDIX A

AMENDMENT NO. 6 TO THE
ADIAL PHARMACEUTICALS, INC.
2017 EQUITY INCENTIVE PLAN

This amendment (the “Amendment”) to the Adial Pharmaceuticals, Inc. 2017 Equity Incentive Plan (the “Plan”), is hereby adopted this 12th day of November, 2024, by Adial Pharmaceuticals, Inc. (the “Company”). All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings set forth in the Plan.

WITNESSETH:

WHEREAS, the Company adopted the Plan for the purposes set forth therein; and

WHEREAS, pursuant to Section 15 of the Plan, the Board of Directors has the right to amend the Plan with respect to certain matters, provided that any material increase in the number of Shares available under the Plan shall be subject to stockholder approval; and

WHEREAS, the Board of Directors has approved and authorized this Amendment to the Plan and has recommended that the stockholders of the Company approve this Amendment; and

NOW, THEREFORE, BE IT RESOLVED, that the Plan is hereby amended, subject to and effective as of the date of stockholder approval hereof, in the following particulars:

1.      Section 4(a) of the Plan is hereby amended by increasing the share references in such section from 500,000 to 2,000,000, so that Section 4(a) reads in its entirety as follows:

“(a) Shares Available for Awards.    The maximum aggregate number of shares of Company Stock reserved for issuance under the Plan (all of which may be granted as Incentive Stock Options) shall be Two Million (2,000,000) shares. Shares reserved under the Plan may be authorized but unissued Company Stock or authorized and issued Company Stock held in the Company’s treasury. The Compensation Committee may direct that any stock certificate evidencing shares issued pursuant to the Plan shall bear a legend setting forth such restrictions on transferability as may apply to such shares pursuant to the Plan.”

2.      Except as specifically set forth herein, the terms of the Plan shall be and remain unchanged, and the Plan as amended shall remain in full force and effect.

The foregoing is hereby acknowledged as being the Amendment to the Adial Pharmaceuticals, Inc. 2017 Equity Incentive Plan, as adopted by the Board of Directors on September 16, 2024, and approved by the Company’s stockholders on November 12, 2024.

ADIAL PHARMACEUTICALS, INC.
By:	/s/ Cary J. Claiborne
Name:	Cary J. Claiborne
Title:	President and Chief Executive Officer

A-1

VOTE ON INTERNET Go to http://www.vstocktransfer.com/proxy Click on Proxy Voter Login and log-on using the below control number. Voting will be open until 11:59 p.m. (Eastern Time) November 11, 2024. CONTROL # VOTE BY MAIL Mark, sign and date your proxy card and return it in the envelope we have provided. SPECIMEN 1 MAIN STREET ANYWHERE PA 99999-9999 VOTE IN PERSON If you would like to vote in person, please attend the Annual Meeting of Stockholders to be held on November 12, 2024 beginning at 8:30 a.m., local time, at 675 Peter Jefferson Parkway, Suite 160, Charlottesville, VA 22911 Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope. 2024 Annual Meeting of Stockholders Proxy Card - Adial Pharmaceuticals, Inc. DETACH PROXY CARD HERE TO VOTE BY MAIL THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL DIRECTOR NOMINEES, “FOR” PROPOSALS 2, 3, AND 4, AND “THREE YEARS” FOR PROPOSAL 5. Proposal 1: Election of Directors To elect the two (2) nominees for Class III directors to our Board of Directors (the “Board” or “Board of Directors”), each to serve a three-year term expiring at the 2027 annual meeting of stockholders and until such director’s successor is duly elected and qualified. WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED BELOW FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary below) INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THE NOMINEES’ NAMES BELOW: 01 J. Kermit Anderson 02 James W. Newman, Jr. Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm To ratify the appointment of Marcum LLP as our independent registered public accounting firm for our fiscal year ending on December 31, 2024. FOR AGAINST ABSTAIN Proposal 3: Stock Incentive Plan Increase Proposal To approve an amendment to our 2017 Equity Incentive Plan to increase the number of shares of common stock that we will have authority to grant under the plan from 500,000 to 2,000,000. FOR AGAINST ABSTAIN Proposal 4: Say-on-Pay Proposal To approve, on an advisory basis, the compensation of our named executive officers, as disclosed in the proxy statement. FOR AGAINST ABSTAIN Proposal 5: Say-on-Frequency Proposal To approve, on an advisory basis, a frequency for holding an advisory vote on executive compensation ONE YEAR TWO YEARS THREE YEARS ABSTAIN Note: To transact such other business as may properly come before the meeting or any adjournments or postponements of the meeting. (TO BE SIGNED ON THE REVERSE)

Adial Pharmaceuticals, Inc. Annual Meeting of Stockholders November 12, 2024 8:30 a.m. Local Time DETACH PROXY CARD HERE TO VOTE BY MAIL THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned, revoking all prior proxies, hereby appoints Cary J. Claiborne and Joseph Truluck, or either of them, with full power of substitution, as proxy to represent and vote all shares of Common Stock of Adial Pharmaceuticals, Inc., (the “Company”), which the undersigned will be entitled to vote if personally present at the Annual Meeting of the Stockholders of the Company to be held on November 12, 2024, at 8:30 a.m., Local Time, upon matters set forth in the Proxy Statement, a copy of which has been received by the undersigned. Each share of common stock is entitled to one vote. The proxies are further authorized to vote, in their discretion, upon such other business as may properly come before the meeting. This proxy, when properly executed, will be voted as directed. If no direction is made, the proxy shall be voted FOR each of the two (2) nominees for Class III directors, FOR the ratification of the appointment of Marcum LLP, FOR the approval of an amendment to the 2017 Equity Incentive Plan, FOR the approval, on an advisory basis, of the compensation of our named executive officers, for the approval, on an advisory basis, of THREE YEARS as the frequency for holding an advisory vote on executive compensation, and to consider and act on such other matters that legally come before the meeting, as said proxy(s) may deem advisable. PLEASE INDICATE YOUR VOTE ON THE REVERSE. Date Signature Signature, if held jointly Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by a duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by an authorized person. To change the address on your account, please check the box at right and indicate your new address. SPECIMEN AC:ACCT9999 90.00